UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Empire Resorts, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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EMPIRE RESORTS, INC.
c/o Monticello Casino and Raceway
Route 17B, P.O. Box 5013
Monticello, New York 12701

To the Stockholders of Empire Resorts, Inc.:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of Empire Resorts, Inc. (the “Company”), to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on November 10, 2009, at 10:00 a.m., local time, for the following purposes:

1.
To approve the issuance of 27,701,852 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), to Kien Huat Realty III Limited, a corporation organized under the laws of the Isle of Man (the “Investor”), for consideration of $44 million, pursuant to that certain Investment Agreement, dated August 19, 2009, by and between the Company and the Investor (the “Investment Agreement”), as well as the issuance of any additional shares of Common Stock to the Investor as may be necessary pursuant to certain matching rights provided for under the Investment Agreement (the “KHRL III Share Issuance Proposal”), consisting of the following sub−proposals (together, the “KHRL III Share Issuance Sub-Proposals”):

(A)	To approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(b) (“KHRL III Share Issuance Sub-Proposal (A)”); and

(B)	To approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(d) (“KHRL III Share Issuance Sub-Proposal (B)”).

2.
To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized capital stock from 80,000,000 shares, consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock (the “Certificate Amendment”).

3.
To approve an amendment of the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”) to increase the number of shares of our Common Stock subject to the 2005 Equity Incentive Plan by 2,000,000 shares to 10,500,000 shares (the “2005 Equity Plan Amendment”).

4.
To approve the grant to Au Fook Yew of an option to purchase 750,000 shares of Common Stock and the issuance of up to 250,000 shares of Common Stock to Mr. Au pursuant to certain matching rights provided for under the Investment Agreement (the “Au Issuance Proposal”), consisting of the following sub−proposals (together, the “Au Issuance Sub-Proposals”):

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(A)	To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(b) (“Au Issuance Sub-Proposal (A)”);

(B)	To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(d) (“Au Issuance Sub-Proposal (B)”); and

(C)	To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(c) (“Au Issuance Sub-Proposal (C)”).

5.	To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

The board of directors of the Company (the “Board of Directors”) has unanimously approved and declared advisable each of the KHRL III Share Issuance Sub-Proposals, the Certificate Amendment, the 2005 Equity Plan Amendment and each of the Au Issuance Sub-Proposals.

Approval of the KHRL III Share Issuance Proposal is conditioned upon the approval of each of KHRL III Share Issuance Sub-Proposal (A) and KHRL III Share Issuance Sub-Proposal (B).  If stockholder approval for either KHRL III Share Issuance Sub-Proposal is not obtained (even if approval of the other KHRL III Share Issuance Sub-Proposal is obtained), the KHRL Share Issuance Proposal will not pass.  Likewise, approval of the Au Issuance Proposal is conditioned upon approval of each of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C).  If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained (even if approval of one or both of the other Au Issuance Sub-Proposals is obtained), the Au Issuance Proposal will not pass.

The Board of Directors of the Company has fixed October 6, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

The notice and proxy statement are first being mailed to our stockholders on or about October 9, 2009.

On behalf of our Board of Directors, we thank you for your support and urge you to vote “FOR” each of the proposals described in this proxy statement.

Please follow the voting instructions on the enclosed proxy card to vote your shares.

By Order of the Board of Directors,

/s/ James Simon	/s/ Robert H. Friedman
James Simon	Robert H. Friedman
Lead Director	Secretary

October 9, 2009

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EMPIRE RESORTS, INC.
c/o Monticello Casino and Raceway
Route 17B, P.O. Box 5013
Monticello, New York 12701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 10, 2009

To the Stockholders of Empire Resorts, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Empire Resorts, Inc. (the “Company”) for use at the special meeting of stockholders of the Company and at all adjournments and postponements thereof (the “Special Meeting”).  The Special Meeting will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on November 10, 2009, at 10:00 a.m., local time, for the following purposes:

1.
To approve the issuance of 27,701,852 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), to Kien Huat Realty III Limited, a corporation organized under the laws of the Isle of Man (the “Investor”), for consideration of $44 million, pursuant to that certain Investment Agreement, dated August 19, 2009, by and between the Company and the Investor (the “Investment Agreement”), as well as the issuance of any additional shares of Common Stock to the Investor as may be necessary pursuant to certain matching rights provided for under the Investment Agreement (the “KHRL III Share Issuance Proposal”), consisting of the following sub−proposals (together, the “KHRL III Share Issuance Sub-Proposals”):

(A)	To approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(b) (“KHRL III Share Issuance Sub-Proposal (A)”); and

(B)	To approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(d) (“KHRL III Share Issuance Sub-Proposal (B)”).

2.
To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized capital stock from 80,000,000 shares, consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock (the “Certificate Amendment”).

3.
To approve an amendment of the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”) to increase the number of shares of our Common Stock subject to the 2005 Equity Incentive Plan by 2,000,000 shares to 10,500,000 shares (the “2005 Equity Plan Amendment”).

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4.
To approve the grant to Au Fook Yew of an option to purchase 750,000 shares of Common Stock (the “Option Grant”) and the issuance of up to 250,000 shares of Common Stock to Mr. Au pursuant to certain matching rights provided for under the Investment Agreement (the “Au Issuance Proposal”), consisting of the following sub−proposals (together, the “Au Issuance Sub-Proposals”):

(A)	To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(b) (“Au Issuance Sub-Proposal (A)”);

(B)	To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(d) (“Au Issuance Sub-Proposal (B)”); and

(C)	To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(c) (“Au Issuance Sub-Proposal (C)”).

5.	To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

The board of directors of the Company (the “Board of Directors”) has unanimously approved and declared advisable each of the KHRL III Share Issuance Sub-Proposals, the Certificate Amendment, the 2005 Equity Plan Amendment and each of the Au Issuance Sub-Proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE KHRL III SHARE ISSUANCE SUB-PROPOSALS, “FOR” THE CERTIFICATE AMENDMENT, “FOR” THE 2005 EQUITY PLAN AMENDMENT AND “FOR” EACH OF THE AU ISSUANCE SUB-PROPOSALS.

Approval of the KHRL III Share Issuance Proposal is conditioned upon the approval of each of KHRL III Share Issuance Sub-Proposal (A) and KHRL III Share Issuance Sub-Proposal (B).  If stockholder approval for either KHRL III Share Issuance Sub-Proposal is not obtained (even if approval of the other KHRL III Share Issuance Sub-Proposal is obtained), the KHRL Share Issuance Proposal will not pass.  Likewise, approval of the Au Issuance Proposal is conditioned upon approval of each of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C).  If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained (even if approval of one or both of the other Au Issuance Sub-Proposals is obtained), the Au Issuance Proposal will not pass.

Holders of record of our Common Stock, Series B Preferred Stock and Series E Preferred Stock at the close of business on October 6, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof.  Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to eight tenths (.8) of one vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of one vote.

Your vote is important, regardless of the number of shares you own.  The affirmative vote of a majority of the votes cast on the matter is necessary to approve each of the KHRL III Share Issuance Sub-Proposals, the 2005 Equity Plan Amendment and the Au Issuance Sub-Proposals.  The affirmative vote of the holders of a majority of shares of our voting stock outstanding and entitled to vote at the Special Meeting is required to approve the Certificate Amendment.

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Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card or vote by telephone or via the Internet to ensure that your shares will be represented at the Special Meeting if you are unable to attend.  Your prompt cooperation will be greatly appreciated.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.  Please follow the voting instructions on the enclosed proxy card to vote by mail, by telephone or via the Internet.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about October 9, 2009.

By Order of the Board of Directors,

/s/ James Simon	/s/ Robert H. Friedman
James Simon	Robert H. Friedman
Lead Director	Secretary

October 9, 2009

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. This proxy statement is available at: http://www.cstproxy.com/empireresorts/specialmeeting2009/.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions.  You can identify these statements from our use of the words “plan,” “forecast,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “is likely,” “will,” and similar expressions.  These forward-looking statements may include, among other things:

·	statements and assumptions relating to financial performance;

·	statements relating to the anticipated effects on results of operations or financial condition from recent or future developments or events;

·	statements relating to our capital raising activities, business and growth strategies; and

·	any other statements, projections or assumptions that are not historical facts.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements.  In addition, our past results of operations do not necessarily indicate our future results.  We discuss these and other uncertainties in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2008 and Forms 10-Q for the quarters ended March 31, 2009 and June 30, 2009, as well as in any future filings we may make that may be incorporated by reference herein.  For information on the documents we are incorporating by reference and how to obtain a copy, please see “Incorporation By Reference” in this proxy statement.  We undertake no obligation to update publicly any of these statements in light of future events.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

We are furnishing this proxy statement to you, as a stockholder of Empire Resorts, Inc., as part of the solicitation of proxies by our Board of Directors for use at the Special Meeting.  In this proxy statement, the terms “Company,” “we,” “our,” “ours,” and “us” refer to Empire Resorts, Inc., a Delaware corporation, and its subsidiaries.

The following questions and answers address briefly some questions you may have regarding the Special Meeting, the KHRL III Share Issuance Sub-Proposals, the Certificate Amendment, the 2005 Equity Plan Amendment and the Au Issuance Sub-Proposals.  These questions and answers may not address all questions that may be important to you as a stockholder of our Company.  Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

What is the purpose of the Special Meeting?

This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on November 10, 2009, at 10:00 a.m., local time.  The purpose of the Special Meeting is to ask our stockholders to:

(1)
approve a proposed issuance of 27,701,852 shares of the Company’s Common Stock to the Investor for consideration of $44 million, pursuant to the Investment Agreement, as well as the issuance of any additional shares of Common Stock to the Investor as may be necessary pursuant to certain matching rights provided for under the Investment Agreement (the “KHRL III Share Issuance Proposal”), consisting of the following sub-proposals (together, the “KHRL III Share Issuance Sub-Proposals”):

(A)	to approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(b) (“KHRL III Share Issuance Sub-Proposal (A)”); and

(B)	to approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(d) (“KHRL III Share Issuance Sub-Proposal (B)”).

(2)
approve a proposed amendment to our Certificate of Incorporation to increase the Company’s authorized capital stock from 80,000,000 shares, consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock (the “Certificate Amendment”).

(3)
approve the amendment of the Company’s 2005 Equity Incentive Plan to increase the number of shares of Common Stock subject to the 2005 Equity Incentive Plan by 2,000,000 shares to 10,500,00 shares (the “2005 Equity Plan Amendment”).

(4)
approve the grant to Au Fook Yew of the Option Grant to purchase 750,000 shares of Common Stock and the issuance of up to 250,000 shares of Common Stock to Mr. Au pursuant to certain matching rights provided for under the Investment Agreement in accordance with the applicable NASDAQ Marketplace Rules (the “Au Issuance Proposal”), consisting of the following sub-proposals (together, the “Au Issuance Sub-Proposals”):

(A)	to approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(b) (“Au Issuance Sub-Proposal (A)”);

(B)	to approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(d) (“Au Issuance Sub-Proposal (B)”); and

(C)	to approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(c) (“Au Issuance Sub-Proposal (C)”).

(5)	transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

The board of directors of the Company (the “Board of Directors”) has unanimously approved and declared advisable each of the KHRL III Share Issuance Sub-Proposals, the Certificate Amendment, the 2005 Equity Plan Amendment and each of the Au Issuance Sub-Proposals.

Our Board of Directors recommends that our stockholders vote “FOR” each of the KHRL III Share Issuance Sub-Proposals, “FOR” the Certificate Amendment, “FOR” the 2005 Equity Plan Amendment and “FOR” each of the Au Issuance Sub-Proposals.

Why is the Company submitting these proposals to its stockholders?

The KHRL III Share Issuance Proposal

The KHRL III Share Issuance Proposal consists of KHRL III Share Issuance Sub-Proposal (A) and KHRL III Share Issuance Sub-Proposal (B), each of which is described below and requires your vote.

On August 19, 2009, we entered into the Investment Agreement with the Investor under which the Investor agreed to invest up to $55 million in new equity capital in the Company in two tranches in exchange for 34,506,040 shares of Common Stock, representing, in the aggregate, just under 50% of the voting power of the Company.  After exploring various refinancing alternatives, we believe that the infusion of equity capital that would result from the consummation of the transactions contemplated by the Investment Agreement will significantly improve our liquidity and enable us to better proceed with our current and future operating and strategic initiatives.  For a more detailed discussion of the events leading up to the Company’s decision to enter into the Investment Agreement, please see the section of this proxy statement entitled “Background to the Proposals” below.

Upon the initial closing of the transactions contemplated by the Investment Agreement on August 19, 2009, we issued to the Investor 6,804,188 shares of Common Stock, representing approximately 19.9% of the outstanding shares of our Common Stock on a pre-transaction basis, for aggregate consideration of $11 million (the “First Tranche”).  Of this amount, approximately $2.6 million was used to pay interest on our Senior Convertible Notes Due July 31, 2014 (the “Notes”).  In addition, at a future date, subject to and following stockholder approval of the transaction and satisfaction of other customary closing conditions, we will issue to the Investor an additional 27,701,852 shares of Common Stock for additional consideration of $44 million (the “Second Tranche”).    The purchase price of the Common Stock issued and to be issued to the Investor pursuant to the Investment Agreement, which represents a per share price of approximately $1.59, was determined through negotiations between the Company and the Investor.   The purchase price represented a modest discount to the market price of our Common Stock during the period in July 2009, when the principal terms of the Investment Agreement were initially negotiated.

Additionally, under the terms of the Investment Agreement, if any option or warrant outstanding as of the closing of the First Tranche or the Second Tranche (or, in limited circumstances, if issued after the closing of the Second Tranche) is exercised after the closing of the First Tranche, the Investor shall have the right (following notice of such exercise) to purchase an equal number of additional shares of our Common Stock as are issued upon such exercise at the exercise price for the applicable option or warrant (such right, the “Option Matching Right”).  The Investor has, with the Company’s consent, assigned its Option Matching Right to Mr. Au with respect to an existing option to purchase 250,000 shares of our Common Stock at an exercise price of $1.14 per share

KHRL III Share Issuance Sub-Proposal (A)

Under NASDAQ Marketplace Rule 5635(b), which is applicable to the Company because our Common Stock is traded on the NASDAQ Global Market, stockholder approval is required prior to the issuance of shares where the issuance or potential issuance will result in a “change of control” of an issuer, as defined by NASDAQ.  A transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis may be characterized as a “change of control” for purposes of Rule 5635(b).  The issuance of the remaining 27,701,852 shares of Common Stock to be issued pursuant to the Investment Agreement may be deemed to constitute a change of control under this rule because the Investor will beneficially own one share less than 50% of the voting power of the Company following the closing of the Second Tranche (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).

KHRL III Share Issuance Sub-Proposal (B)

Stockholder approval is also required under NASDAQ Marketplace Rule 5635(d) prior to the issuance of shares, other than in a public offering, where the number of shares to be issued is equal to 20% or more of the common stock or voting power outstanding prior to the issuance and the shares are to be issued at less than the greater of the book or market value of the shares.  Under the terms of the Investment Agreement, the Investor has agreed to pay an additional $44 million for the remaining 27,701,852 shares of Common Stock to be issued pursuant to the Investment Agreement, or a price equal to approximately $1.59 per share.  The $1.59 per share price was less than the greater of (i) the book value of one share of Common Stock and (ii) the market value of one share of Common Stock, which was $1.97 per share on August 18, 2009, the last day of trading immediately preceding the execution of the Investment Agreement.  Additionally, under the Option Matching Right, the Investor may be entitled to purchase Common Stock from the Company at a price that is less than the greater of (i) the book value of one share of Common Stock and (ii) the market value of one share of Common Stock, which was $1.97 per share on August 18, 2009.

Accordingly, the Company is seeking stockholder approval each of the KHRL III Share Issuance Sub-Proposals with respect to the issuance of the remaining 27,701,852 shares of Common Stock to be issued pursuant to the Investment Agreement, as well as the issuance of any additional shares of Common Stock to the Investor as may be necessary under the Option Matching Right, in accordance with each of NASDAQ Marketplace Rules 5635(b) and (d).

The Certificate Amendment

Additionally, since we currently have an insufficient number of shares of authorized Common Stock available for issuance under our Certificate of Incorporation to complete the proposed sale of shares of Common Stock pursuant to the Investment Agreement, we are also seeking stockholder approval of the Certificate Amendment.  Our Board of Directors believes that it is in the best interests of our stockholders to have a greater number of authorized shares of Common Stock available for issuance in connection with the Investment Agreement, other public or private financing opportunities, and various general corporate programs and purposes.

The 2005 Equity Plan Amendment

We are also seeking stockholder approval of the 2005 Equity Plan Amendment because our Board of Directors believes that the number of shares of Common Stock subject to the plan remaining available is insufficient to achieve the purpose of the 2005 Equity Incentive Plan over the term of the plan.  Our Board of Directors believes that the availability of additional shares of Common Stock subject to the 2005 Equity Incentive Plan will enable us to continue to attract and retain key personnel.

The Au Issuance Proposal

The Au Issuance Proposal consists of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C), each of which is described below and requires your vote.

Au Issuance Sub-Proposal (A)

We are seeking approval of Au Issuance Sub-Proposal (A) under NASDAQ Marketplace Rule 5635 (b), which, as discussed in more detail above, requires that an issuer obtain stockholder approval prior to the issuance of securities where the issuance could result in a change of control of the Company.  While this should not be required as the issuance to Mr. Au is not of sufficient size to constitute a change of control, in light of Mr. Au’s relationship with the Investor, any securities issued to Mr. Au by the Company, including the proposed Option Grant, the issuance of Common Stock upon the exercise thereof or the issuance of Common Stock upon the exercise of the Option Matching Right, could be deemed to be aggregated for the purposes of NASDAQ Marketplace Rule 5635 (b) with the 6,804,188 shares of Common Stock that have been issued to the Investor pursuant to the Investment Agreement.  If any shares of Common Stock to be issued to Mr. Au are deemed to be aggregated with the shares of Common Stock that were issued to the Investor in the First Tranche, such issuances, taken together, could represent 20% or more of the outstanding shares of our Common Stock prior to the closing of the First Tranche and could, therefore, be deemed to constitute a “change of control” for purposes of Rule 5635(b).

 Au Issuance Sub-Proposal (B)

We are also seeking approval of Au Issuance Sub-Proposal (B) under NASDAQ Marketplace Rules 5635(d), which requires that an issuer obtain stockholder approval prior to the issuance of securities, other than in a public offering, where the number of shares to be issued is equal to 20% or more of the common stock or voting power outstanding prior to the issuance and the shares are to be issued at less than the greater of the book or market value of the shares.  As discussed above under Au Issuance Sub-Proposal (A), if any shares of Common Stock to be issued to Mr. Au are deemed to be aggregated with the shares of Common Stock that were issued to the Investor in the First Tranche, such issuances, taken together, could represent 20% or more of the outstanding shares of our Common Stock prior to the closing of the First Tranche.  Therefore, if any shares of Common Stock to be issued to Mr. Au pursuant to the proposed Option Grant or the Option Matching Right are issued at a price that is less than the greater of the book or market value of the shares and the issuance of such shares to Mr. Au are deemed to be aggregated with the issuance of shares to the Investor in the First Tranche, then stockholder approval would be required under NASDAQ Marketplace Rule 5635(d), which is discussed in greater detail above.

Au Issuance Sub-Proposal (C)

Finally, we are seeking approval of Au Issuance Sub-Proposal (C) under NASDAQ Marketplace Rule 5635(c), which requires stockholder approval of the issuance of common stock to an issuer’s officers, directors, employees, or consultants at a price less than the market value of the stock.  In the event that Mr. Au, who is a director of the Company, becomes eligible to exercise, and exercises, some or all of the Option Matching Right that was assigned to him by the Investor, the Company would be required to issue Common Stock to Mr. Au at a price of $1.14 per share, which is less than the market value of our Common Stock of $1.97 per share on August 18, 2009, the last day of trading immediately preceding the execution of the Investment Agreement.

Therefore, the Company is seeking approval of each of the Au Issuance Sub-Proposals in accordance with NASDAQ Marketplace Rules 5635(b), (c) and (d).

What are the Company’s and the stockholders’ obligations with respect to the proposals?

A vote in favor of each of the KHRL III Share Issuance Sub-Proposals, the Certificate Amendment, the 2005 Equity Plan Amendment and each of the Au Issuance Sub-Proposals will not obligate the Company to pursue any proposed share issuance, sale or grant of the Company’s securities.  Failure to vote in favor of any one of the KHRL III Share Issuance Sub-Proposals, the Certificate Amendment, the 2005 Equity Plan Amendment or any one of the Au Issuance Sub-Proposals, however, may prevent the Company from pursuing its planned course of action as further described below.  In addition, under certain circumstances, including if the stockholders do not approve the KHRL III Share Issuance Sub-Proposals, the Investor will be entitled to terminate the Investment Agreement and we will be required to pay to the Investor a termination fee equal to $2.75 million.

Approval of the KHRL III Share Issuance Proposal is conditioned upon the approval of each of KHRL III Share Issuance Sub-Proposal (A) and KHRL III Share Issuance Sub-Proposal (B).  If stockholder approval for either KHRL III Share Issuance Sub-Proposal is not obtained (even if approval of the other KHRL III Share Issuance Sub-Proposal is obtained), the KHRL Share Issuance Proposal will not pass.  Likewise, approval of the Au Issuance Proposal is conditioned upon approval of each of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C).  If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained (even if approval of one or both of the other Au Issuance Sub-Proposals is obtained), the Au Issuance Proposal will not pass.

Also, if the stockholders approve the KHRL III Share Issuance Sub-Proposals at the Special Meeting but do not approve the Certificate Amendment, we will not have the required number of authorized Common Stock to issue the 27,701,852 shares to the Investor contemplated by the Investment Agreement.  In such event, we have agreed to issue to the Investor a combination of Common Stock, to the extent authorized, and a new class of our Preferred Stock.  The new class of Preferred Stock will be the capital equivalent of the Common Stock and shall be issued upon terms and conditions to be mutually agreed upon by us and the Investor such that, in any event, the Investor’s total investment will equal one share less than 50% of the voting power of the Company immediately following the closing of the Second Tranche (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).

Who is entitled to vote at the Special Meeting?

Our Board of Directors fixed the close of business on October 6, 2009 as the Record Date for the determination of holders of outstanding shares of our Common Stock, Series B Preferred Stock and Series E Preferred Stock entitled to notice of and to vote on all matters presented at the Special Meeting.  As of the Record Date, there were 40,970,899 shares of Common Stock, 44,258 shares of Series B Preferred Stock, and 1,730,697 shares of Series E Preferred Stock issued and outstanding and entitled to vote.  The Investor, however, will not be entitled to vote the 6,804,188 shares of Common Stock issued by the Company pursuant to the Investment Agreement with respect to the KHRL III Share Issuance Sub-Proposals and the Au Issuance Sub-Proposals.

What are the voting rights of the holders of our Common Stock and our Preferred Stock?

Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to eight-tenths (.8) of one vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of one vote.  Accordingly, a total of 41,438,979 votes may be cast at the Special Meeting on the Certificate Amendment and the 2005 Equity Plan Amendment and 34,634,791 votes on the KHRL III Share Issuance Sub-Proposals and the Au Issuance Sub-Proposals.

Who can attend the Special Meeting?

Only holders of Common Stock, Series B Preferred Stock and Series E Preferred Stock as of the Record Date, their proxy holders and guests we may invite may attend the Special Meeting.  If you wish to attend the Special Meeting in person but you hold your shares through a broker or nominee, you must bring proof of your ownership and identification with a photo to the Special Meeting.  For example, you may bring an account statement showing that you beneficially owned shares of the Company’s stock as of the Record Date as acceptable proof of ownership.

What constitutes a quorum?

The presence at the Special Meeting in person or represented by proxy of holders of shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock constitutes a quorum for the transaction of business at the Special Meeting.

Am I entitled to appraisal rights?

Under Delaware law, our stockholders are not entitled to appraisal rights or other similar rights in connection with any of the proposals to be voted upon at the Special Meeting.

How do I vote?

Stockholders may vote their shares:

·	In Person: by attending the Special Meeting and voting their shares in person.

·	By Mail: by completing the enclosed proxy card, signing and dating it and mailing it in the enclosed post-prepaid envelope.

·
By Telephone: by following the instructions on your proxy card. The telephone number is toll-free, so voting by telephone is at no cost to you. If you vote by telephone, you do not need to return your proxy card.

·	On the Internet: by following the instructions on your proxy card. If you vote via the Internet, you do not need to return your proxy card.

Our Board of Directors is asking for your proxy.  Giving the Board of Directors your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct.  You may vote for or against the proposals, abstain from voting or withhold your vote for the proposals.  All valid proxies received prior to the Special Meeting will be voted.  All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is indicated on the proxy, the shares will be voted “FOR” each of the KHRL III Share Issuance Sub-Proposals, “FOR” the Certificate Amendment, “FOR” the 2005 Equity Plan Amendment, “FOR” each of the Au Issuance Sub-Proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards or voting by telephone or via the Internet should contact us at (845) 807-0001.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Special Meeting.

Can I change my vote after I return my proxy card?

Any proxy may be revoked by the person giving it at any time before it is voted.  A proxy may be revoked by (i) filing with our Secretary (Monticello Casino and Raceway, PO Box 5013, Route 17B, Monticello, New York 12701) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) attending the Special Meeting and voting in person.

Simply attending the Special Meeting will not constitute revocation of your proxy.  If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting.  As of the date of this proxy statement, the Board of Directors knows of no such amendment or variation or of any matters expected to come before the Special Meeting which are not referred to in the accompanying Notice of Special Meeting.

What vote is required to approve each item?

The approval of each of the KHRL III Share Issuance Sub-Proposals, the 2005 Equity Plan Amendment and the Au Issuance Sub-Proposals requires the affirmative vote of a majority of the votes cast by stockholders voting on the matter at the Special Meeting.

The Certificate Amendment requires the affirmative vote of a majority of our voting stock outstanding and entitled to vote at the Special Meeting.

Approval of the KHRL III Share Issuance Proposal is conditioned upon the approval of each of KHRL III Share Issuance Sub-Proposal (A) and KHRL III Share Issuance Sub-Proposal (B).  If stockholder approval for either KHRL III Share Issuance Sub-Proposal is not obtained (even if approval of the other KHRL III Share Issuance Sub-Proposal is obtained), the KHRL Share Issuance Proposal will not pass.  Likewise, approval of the Au Issuance Proposal is conditioned upon approval of each of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C).  If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained (even if approval of one or both of the other Au Issuance Sub-Proposals is obtained), the Au Issuance Proposal will not pass.

As a result of the voting agreement described below among us, the Investor and certain of our stockholders, holders of approximately 31.8% of our Common Stock (approximately 38% of the shares entitled to vote on the KHRL III Share Issuance Sub-Proposals) have agreed to vote in favor of each of the KHRL III Share Issuance Sub-Proposals, the Certificate Amendment and the 2005 Equity Plan Amendment.  In addition, pursuant to the terms of the Investment Agreement, the Investor has agreed to vote its 6,804,188 shares of Common Stock, representing approximately 16.6% of our Common Stock, in favor of the Certificate Amendment.

To the Company’s knowledge, all shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock outstanding on the Record Date shall be eligible to vote on the Certificate Amendment and the 2005 Equity Plan Amendment, and all such shares, other than the 6,804,188 shares of Common Stock issued by the Company to the Investor upon the initial closing of the Investment Agreement, shall be eligible to vote on the KHRL III Share Issuance Sub-Proposals and the Au Issuance Sub-Proposals.

How will abstentions and broker non-votes be counted?

Shares that are voted “FOR,” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the Special Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting with respect to such proposal, other than, with respect to the KHRL III Share Issuance Sub-Proposals and the Au Issuance Sub-Proposals, the 6,804,188 shares of Common Stock that were issued to the Investor upon the initial closing of the Investment Agreement.

Broker “non-votes” will be counted as present and entitled to vote and included for purposes of determining whether a quorum of shares is present at the Special Meeting.  A broker “non-vote” occurs when a nominee holding shares for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions on how to vote from the beneficial owner.  If you are a beneficial owner, you must instruct your nominee how to vote.  Your nominee cannot vote your shares on your behalf without your instructions.

Abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the approval of the KHRL III Share Issuance Sub-Proposals, the 2005 Equity Plan Amendment or the Au Issuance Sub-Proposals.  Failure to vote by proxy (by returning a properly executed proxy card, voting by telephone or voting via the Internet) or to vote in person will not count as votes cast or shares voting on the KHRL III Share Issuance Sub-Proposals, the 2005 Equity Plan Amendment or the Au Issuance Sub-Proposals.  Abstentions and broker non-votes will, however, have the same effect as a vote against the Certificate Amendment, which requires the approval of the holders of a majority of the shares of our voting stock outstanding and entitled to vote at the Special Meeting.

Who bears the cost of this proxy statement and who may solicit proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies related to the Special Meeting, will be borne by the Company.  Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees.  The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.  If any additional solicitation of the holders of the Company’s outstanding shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly.  The solicitation of proxies by mail may be supplemented by telephone, electronic and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

What other business will be acted on at the Special Meeting?

We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement.  If other matters do properly come before the Special Meeting, or at any adjournment or postponement of the Special Meeting, we intend that shares of our Common Stock, Series B Preferred Stock and Series E Preferred Stock represented by properly submitted proxies will be voted in accordance with the recommendations of our Board of Directors.

BACKGROUND TO THE PROPOSALS

Approximately $7.62 million in borrowings under our previously existing senior credit facility with the Bank of Scotland (the “Credit Facility”) was scheduled to become due and payable in 2009.  In addition, pursuant to the terms of the indenture (the “Indenture”) for the benefit of the holders of our Notes, on July 31, 2009 the holders of the Notes had the right to demand payment of the full principal amount of $65 million due under the Notes plus accrued and unpaid interest, which right we sometimes refer to herein as the “put right.”  In our annual report on Form 10-K for the year ended December 31, 2008, we disclosed that we did not then have a source of repayment for the Credit Facility or for the Notes and our operations would not provide sufficient cash flow to repay these obligations.  Accordingly, we noted that our ability to continue as a going concern was dependent upon our ability to negotiate a renewal or extension of the maturity dates or to arrange financing with other sources to repay our Credit Facility and the holders of the Notes if they were to exercise their put right on July 31, 2009.  These circumstances caused our independent registered public accounting firm to include an explanatory paragraph in their report dated March 13, 2009 regarding their concerns about our ability to continue as a going concern.

From June 2008 until the beginning of our discussions with the Investor in late July 2009, we explored various strategic alternatives, including (i) a private placement of equity securities or debt obligations, in one or more related transactions, to one or more “Accredited Investors”; (ii) source(s) of financing, in the form of debt obligations (including term and revolving debt and credit support facilities such as letters of credit), common stock, convertible preferred stock, convertible debt securities, preferred stock, equity-linked securities, warrants, equity or equity-linked joint ventures or other equity or equity-linked arrangements; and/or (iii) the direct repurchase or retirement of all or a portion of our existing debt obligations.  On June 3, 2009 we retained KPMG Corporate Finance LLC, as financial advisor, to assist us with our efforts to raise up to $75 million in newly sourced capital to address the pending maturity of the Credit Facility and the potential payment required if the July 31, 2009 put right of the holders of our Notes were exercised.

In late July 2009, after rejecting a number of alternative proposals for various reasons related to pricing, dilution, certainty of successful completion and other factors our Board of Directors deemed relevant, we entered into discussions with the Investor which culminated in the signing of the Investment Agreement and the closing of the first tranche pursuant to which we issued 6,804,188 shares of our Common Stock to the Investor for consideration of $11 million.

Credit Agreement

In June 2009, we also entered into discussions with The Park Avenue Bank regarding the refinancing of our then existing Credit Facility.  On July 27, 2009 those discussions resulted in our entry into an amended and restated loan agreement with The Park Avenue Bank, pursuant to which, among other things, the Bank of Scotland assigned its existing rights and obligations under the Credit Facility to The Park Avenue Bank (the “PAB Loan”).  The PAB Loan matured on July 28, 2009 and because we failed to pay the $4.4 million principal amount due on maturity, on July 29, 2009, The Park Avenue Bank delivered to us a notice of the occurrence of an event of default under the PAB Loan accelerating all of our payment obligations thereunder.

On July 29, 2009, The Park Avenue Bank also delivered a notice to The Bank of New York, as trustee under the Indenture, notifying it that a standstill period had commenced under the terms of a pre-existing intercreditor agreement.  During the continuance of the standstill period the holders of our Notes are generally prohibited from exercising any remedy to collect or foreclose on the collateral pledged by us to secure our obligations under the Notes.  The standstill period will continue until the earlier of: (i) The Park Avenue Bank’s express waiver or acknowledgement of the cure of the applicable event of default or the occurrence of the discharge of the PAB Loan secured obligations, and (ii) 90 days from the date of the Bank of New York’s receipt of the standstill notice.

Notes

On June 30, 2009, pursuant to the Indenture, we furnished the written notice required to be delivered by us to the trustee of our Notes of the time and manner under which each holder could elect to require us to purchase the Notes.  As contemplated by the Indenture, we included with the notice the written form to be completed, signed (with signature guaranteed), and delivered by each holder of the Notes to the trustee before close of business on July 31, 2009 to require us to purchase the Notes. We requested, but never received, from the trustee copies of any forms delivered to it by which any election was made for us to purchase the Notes or any part thereof.  Neither the trustee nor any holder furnished to us any originals or copies of any such signed forms which had to be completed, signed and delivered to the trustee by close of business on July 31, 2009 to require us to purchase the Notes.  As the forms required to be completed, signed, and delivered by July 31, 2009 were not completed, signed and delivered by then, we are not obligated to purchase and pay for any Notes before their maturity on July 31, 2014.  On August 3, 2009, we received a notice from three entities, asserting that they were beneficial holders of our Notes in an aggregate principal amount of $48,730,000, and that we were in default under the Indenture by not purchasing the Notes on July 31, 2009.  On August 5, 2009, we instituted a declaratory judgment action in the Supreme Court of the State of New York in Sullivan County, seeking a declaration confirming that (i) the holders of the Notes failed to properly exercise the put right contained in the Indenture in respect of any of the Notes and (ii) the three entities that gave the purported notice of default are not, therefore, entitled to invoke, and have not invoked, the rights and remedies available upon the occurrence of a default under the Indenture.

If the right to demand repayment of the Notes had been validly exercised, we would not have an immediate source of repayment for our obligations under the PAB Loan or the Notes.  Moreover, it is anticipated that our current operations will not provide sufficient cash flow to repay these obligations at maturity, if we are required to do so.  A failure to repurchase the Notes when required would result in an event of default under the Indenture and could result in a cross-default under any other credit agreement to which we may be a party at such time.

Accordingly, our ability to continue as a going concern is dependent upon a determination that we did not have the obligation to repurchase our Notes on July 31, 2009, and/or our ability to arrange financing to fulfill our obligations under the PAB Loan and our Notes.  In this regard, we believe our ability to close the transactions contemplated with the Investor under the Investment Agreement is a critical step in arranging necessary financing.  Our Board of Directors voted unanimously to approve the transactions contemplated by the Investment Agreement and believes that the $55 million in new equity from the Investor would provide us with adequate capital resources to meet our capital requirements (including under the PAB Loan and the Notes) for the foreseeable future without unnecessary or excessive dilution.

PROPOSAL ONE:
KHRL III SHARE ISSUANCE PROPOSAL

The KHRL III Share Issuance Proposal consists of KHRL III Share Issuance Sub-Proposal (A) and KHRL III Share Issuance Sub-Proposal (B), each of which is described below and requires your vote.

General

On August 19, 2009, the Company entered into an Investment Agreement with the Investor, pursuant to which (i) on such date the Company issued to the Investor 6,804,188 shares of our Common Stock, or approximately 19.99% of the outstanding shares of Common Stock on a pre-transaction basis, for aggregate consideration of $11 million, which we refer to herein as the “First Tranche,” and (ii) at a future date, subject to and following stockholder approval of the transaction, as required under applicable NASDAQ Marketplace Rules, and the satisfaction of other customary closing conditions, the Company will issue to the Investor an additional 27,701,852 shares of Common Stock for additional consideration of $44 million, which we refer to herein as the “Second Tranche.”    The purchase price of the Common Stock issued and to be issued to the Investor pursuant to the Investment Agreement, which represents a per share price of approximately $1.59, was determined through negotiations between the Company and the Investor.   The purchase price represented a modest discount to the market price of our Common Stock during the period in July 2009, when the principal terms of the Investment Agreement were initially negotiated.

Under the terms of the Investment Agreement, if any option or warrant outstanding as of the closing of the First Tranche or the Second Tranche (or, in limited circumstances, if issued after the closing of the Second Tranche) is exercised after the closing of the First Tranche, the Investor shall have the right (following notice of such exercise) to purchase an equal number of additional shares of our Common Stock as are issued upon such exercise at the exercise price for the applicable option or warrant, which right we refer to herein as the “Option Matching Right.”  The Investor has, with the Company’s consent, assigned its Option Matching Right to Mr. Au with respect to an existing option to purchase 250,000 shares of our Common Stock at an exercise price of $1.14 per share.

Immediately after the closing of the Second Tranche, if approved by the Company’s stockholders at the Special Meeting, the Investor would own 34,506,040 shares of the Common Stock, representing one share less than 50% of the voting power of the Company following the closing (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).  Similarly, following any purchase by the Investor pursuant to the Option Matching Right, the Investor will own no more than one share less than 50% of the voting power of the Company at such time, given the issuance of shares upon exercise of the option or warrant that triggered the Option Matching Right.

The Company intends to use the proceeds of the First Tranche and Second Tranche, if approved by stockholders, for transaction costs, to pay interest on existing indebtedness, including approximately $2.6 million of interest on the Notes that the Company paid on August 20, 2009, and for general working capital.

 About the Investor

The Investor is a corporation organized under the laws of the Isle of Man.  The principal business of the Investor is to act as an investment holding company for investments held under a trust for the benefit of Mr. Lim Kok Thay, a citizen of Malaysia, and certain other members of his family.

Affiliates of the Investor maintain substantial interests in a multinational group of companies actively involved in gaming, leisure, hospitality, power generation, plantations, property development, biotechnology and oil and gas (collectively, “Genting”).  The Investor affiliates separately own a substantial interest in Star Cruises Ltd., the largest cruise operator in Asia, and financed the startup of the Foxwoods Resort & Casino in Connecticut and the Seneca Niagara Casino in New York.

 Genting is Asia’s largest casino operator and a leading integrated resorts development specialist with over 20 years of global experience in developing, operating and marketing internationally acclaimed casinos and integrated resorts in different parts of the world, including Australia, the Americas, Malaysia, the Philippines and the United Kingdom.  Genting is the largest casino operator in the United Kingdom through its ownership of Genting UK Plc.  In 2010, Genting will open a $4.55 billion integrated resort on Sentosa Island in Singapore, which will include a Universal Studios Theme Park, a Hard Rock Hotel, and gaming, leisure and hospitality venues.

Genting was founded in 1965 by Mr. Lim Kok Thay’s father, Mr. Lim Goh Tong, who built Genting's first gaming and entertainment resort, known as Genting Highlands, in Malaysia, the world’s largest single resort, which includes over 10,000 hotel rooms within a complete entertainment city.  In 2008, Guinness World Records listed the Genting Highlands First World Hotel as the world's largest hotel.

Today, Genting has 27,000 employees and is comprised of four listed companies: Genting Berhad (Bursa Malaysia (formerly known as The Kuala Lumpur Stock Exchange): 3182.KL - www.genting.com), Genting Malaysia Berhad (Bursa Malaysia (formerly known as The Kuala Lumpur Stock Exchange): 4715.KL - www.gentingmalaysia.com), Genting Plantations Berhad (Bursa Malaysia (formerly known as The Kuala Lumpur Stock Exchange): 2291.KL - www.gentingplantations.com) and Genting Singapore PLC (Stock Exchange of Singapore: G13.SI - www.gentingsingapore.com).

 Summary of Terms of the Investment Agreement

The terms and conditions of the share issuance and sale are set forth in the Investment Agreement.  We have summarized the material provisions of that agreement below.  The following is just a summary of the Investment Agreement and may not contain all of the information that is important to you and is qualified in its entirety by reference to Exhibit 10.1 of our current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2009 containing the full text of the Investment Agreement.

Representations and Warranties

We provided the Investor with representations and warranties in the Investment Agreement customary for transactions of this nature, including among others representations and warranties addressing:

·	our corporate organization, qualification to do business and similar corporate matters;

·	the authorization and enforceability of the transactions contemplated by the Investment Agreement;

·	our capital structure;

·	the accuracy of our filings with the SEC and, our financial statements, our tax returns, our properties and leases and our material agreements;

·	labor and employee matters, litigation, environmental liability, data security of our material IT systems and intellectual property;

·
the absence of any material adverse effect on our business, operations, assets, financial condition or prospects and on our ability to perform our obligations pursuant to the transactions contemplated by the Investment Agreement and the absence of certain changes with respect to our capital stock, business loss or liabilities; in each case, since December 31, 2008;

·
the absence of any material adverse effect on our business resulting from failure to obtain any required permits issued by the applicable gaming or racing authorities required to operate its gaming or racing facilities or any adversarial proceedings by any gaming or racing authority to rescind or suspend the Company’s permits issued by the applicable gaming or racing authorities since December 31, 2006 or any investigations by any gaming or racing authority that has concluded that the Company has breached any law governing or relating to any current or contemplated casino, pari-mutuel, lottery or other gaming activities and operations of the Company and its Subsidiaries, including, the rules and regulations established by any gaming or racing authority; and

·
the absence of brokerage commission, placement agent fees or similar payments related to the Investment Agreement, except for fees payable by us to KPMG Corporate Finance LLC, which fees were paid on September 4, 2009.

In addition, the Investor made customary representations and warranties to us that generally relate to its organization, and the authorization, binding effect and enforceability of the Investment Agreement, and its status as an accredited investor under the applicable securities laws.

Covenants

The Investment Agreement contains the following covenants:

·
we agree to seek stockholder approval of the KHRL III Share Issuance, the Certificate Amendment and the 2005 Equity Plan Amendment to be voted upon at the Special Meeting in compliance with the applicable provisions of the Exchange Act and the rules and regulations of the SEC, The NASDAQ Stock Market, Delaware law and our governing documents;

·
prior to the closing of the Second Tranche, we agree to carry on our business in the ordinary course of business, to use our commercially reasonable best efforts to cause each of our subsidiaries to maintain and preserve its business and not to undertake enumerated fundamental transactions without the prior consent of the Investor;

·
both parties agree to cooperate in the preparation of mutually agreeable certificates of designations authorizing the issuance of a new class of Preferred Stock, the Series F Preferred Stock, in the event the KHRL III Share Issuance Sub-Proposals are approved at the Special Meeting but the Certificate Amendment is not, upon the terms and conditions set forth in the Investment Agreement;

·	we agree to grant such approvals and take such actions as may be necessary for the consummation of the Investment Agreement in the event any takeover statute is or may become applicable;

·	both parties agree to make all appropriate filings that may be required pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976;

·
both parties agree to cooperate to help the Investor obtain or submit the approval and authorizations of, filings and registration with, and notifications to the applicable gaming and racing authorities, to the extent required;

·	we agree to file an amendment to the certificate of designations or take other necessary steps to increase the number of shares of Series A Preferred Stock that are authorized to 95,000; and

·
we agreed to make a payment to the holders of the Notes in the amount of the full amount due to such holders in respect of interest due and payable on July 31, 2009, which amount was paid by the Company on August 20, 2009.

Governance Matters

Under the terms of the Investment Agreement, the Investor is entitled to recommend three directors whom the Company is required to cause to be elected or appointed to its Board of Directors (such directors, the “Board Representatives”), subject to the satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Governance Committee of the Board of Directors.  The Investor will be entitled to recommend three Board Representatives for so long as it owns at least 24% of the voting power of the Company outstanding at such time, after which the number of Board Representatives whom the Investor will be entitled to designate for election or appointment to the Board of Directors will be reduced as follows:  (i) to two, for so long as the Investor owns capital stock of the Company with at least 16% of the voting power of the Company; (ii) to one, for so long as the Investor owns capital stock of the Company with at least 8% (but less than 16%) of the voting power of the Company; and (iii) to zero, at such time that the Investor owns no capital stock or capital stock with less than 8% of the voting power of the Company.

Upon the closing of the First Tranche on August 19, 2009, the Investor recommended two Board Representatives, Au Fook Yew and G. Michael Brown, who were appointed to the Board of Directors to serve within the Class II and Class I classes, respectively, with terms expiring at the annual meeting during the calendar years 2011 and 2010, respectively.  The Investor will also be entitled to recommend the appointment of a third Board Representative upon the closing of the Second Tranche.  Mr. Brown was also appointed to serve as Chairman of the Board of Directors pursuant to the Investor’s recommendation.  Under the Investment Agreement, for so long as the Investor is entitled to designate Board Representatives, (i) the Company will be required to recommend to its stockholders the election of any Board Representative whose term is scheduled to expire at such meeting, provided that the Investor remains entitled to a number of Board Representatives that includes such Board Representative, and (ii) the Investor will have the right to nominate one of the Board Representatives to serve as the Chairman of the Board of Directors.  The Investor also has the right under the Investment Agreement to require the Company to cause one of the Board Representatives to be appointed to each of the Audit, Compensation and Corporate Governance and Nominations Committees of the Board of Directors, provided that the Board Representative meets the qualifications for service on such committees.

Additionally, following the closing of the Second Tranche and until such time as the Investor ceases to own capital stock with at least 30% of the voting power of the Company outstanding at such time, the Board of Directors will be prohibited under the terms of the Investment Agreement from taking the following actions relating to fundamental transactions involving the Company and its subsidiaries and certain other matters without the affirmative vote of the Board Representatives:

·
the sale or disposition of all or a material portion of the businesses or assets of the Company and the Company’s subsidiaries taken as a whole or any material acquisition by the Company and the Company’s subsidiaries;

·
any amendment, alteration or repeal of any provision of the Certificate of Incorporation or the by-laws of the Company or equivalent constituent documents of the Company’s subsidiaries, except as necessary to comply with applicable laws, rules and regulations;

·
declare, authorize, set aside or pay any dividend or distribution on any of the Company’s capital stock or issue, purchase or redeem any of its capital stock (other than in connection with the exercise of terms of existing shares of capital stock or other securities);

·	any material borrowings or financial accommodation in excess of $5,000,000 and not already in place as of the closing date of the Second Tranche;

·	the approval of, amendment to or deviation from the Company’s annual budget, business plan and any related material business policies;

·	the entry into of any contract or agreement which obligates the Company to manage any gaming assets on behalf of an unrelated third party;

·
the appointment of, or the approval of the retention, termination or change in responsibilities or compensation of the chief executive officer, chief financial officer, or officers with substantially equivalent responsibilities;

·	any liquidation, bankruptcy, dissolution, recapitalization, reorganization, or assignment to the Company’s creditors, or any similar transaction;

·	increase or decrease in the size of our Board of Directors;

·
the settlement of any material litigation, arbitration, or administrative proceeding if such settlement is for the payment or receipt of an amount greater than or equal to $1 million or imposes any restriction on or requirement for the conduct of business of the Company or any of the Company’s subsidiaries; or

·
approve or authorize the entry into certain types of agreements specifically enumerated in the Investment Agreement that, if such agreement were in existence on the date the Investment Agreement was executed, would by virtue of its nature or terms be a Company Significant Agreement (as defined in the Investment Agreement).

Option Matching Rights

Under the Investment Agreement, if any option or warrant outstanding as of the closing of the First Tranche or the Second Tranche (or, in limited circumstances, if issued after the closing of the Second Tranche) is exercised after the closing of the First Tranche, the Investor shall have the right (following notice of such exercise) to purchase an equal number of additional shares of our Common Stock as are issued upon such exercise at the exercise price for the applicable option or warrant, which right we refer to herein as the “Option Matching Right.”  The Investor has, with the Company’s consent, assigned its Option Matching Right to Mr. Au with respect to an existing option to purchase 250,000 shares of our Common Stock at an exercise price of $1.14 per share.

Certain Restrictions on the Investor

Under the Investment Agreement, the Investor agreed that it will not, at any time prior to the second anniversary of the closing of the Second Tranche, (i) propose a merger or other similar business combination between itself or one of its affiliates and the Company that would result in a squeeze-out of the other stockholders of the Company or (ii) cause the Company to voluntarily delist Common Stock from NASDAQ pursuant to Rule 5830(j) unless the Company is then approved for listing on The New York Stock Exchange.

The Investor also agreed in the Investment Agreement not to, at any time prior to the repayment in full or redemption of Notes, knowingly take any action that would cause a “Change of Control” (as defined in Indenture) to occur.

Loan Agreement

The Investment Agreement also provides that the parties will negotiate in good faith and cooperate to mutually agree upon the terms and conditions of a loan agreement, to be executed in connection with the closing of the Second Tranche in a form and substance reasonably agreeable to them, pursuant to which it is anticipated that the Investor will make available to us a loan of up to the lesser of $10 million and the maximum amount we are then permitted to borrow (taking into account our other indebtedness at such time) under the terms of our then existing indebtedness.  We would be permitted to use the proceeds of this loan, among other things, to repay in full, purchase or acquire by assignment any remaining obligation under the PAB Loan and for working capital purposes.

Termination Fee

If the closing of the Second Tranche does not occur, under certain circumstances (including the failure of the Company’s stockholders to approve the KHRL III Share Issuance Sub-Proposals), the Investment Agreement may be terminated and the Investor would be entitled to receive a termination fee of $2.75 million.

Registration Rights Agreement

Pursuant to the terms of the Investment Agreement, on August 19, 2009, we also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”).  The Registration Rights Agreement provides, among other things, that the Investor may require that we file one or more “resale” registration statements, registering under the Securities Act the offer and sale of all of the Common Stock issued or to be issued to the Investor pursuant to the Investment Agreement as well as any other shares acquired by the Investor.  In addition we are required to grant the Investor piggyback registration statement rights relating to such shares of Common Stock.  If we fail to meet certain requirements of the Registration Rights Agreement, we may be required to pay specified cash damages to the Investor.

On August 21, 2009, we filed with the SEC a registration statement on Form S-3, File No. 333-161499, registering under the Securities Act the offer and sale of by the Investor of the 6,804,188 shares of Common Stock issued upon the closing of the First Tranche.  Following the closing of the Second Tranche, we also intend to file a registration statement in accordance with the terms of the Registration Rights Agreement to register the offer and sale by the Investor of the additional 27,701,852 shares of Common Stock to be issued to the Investor.

 Voting Agreement

Concurrently with the execution of the Investment Agreement, and as a condition and inducement to the Investor’s willingness to enter into the Investment Agreement, holders (the “Stockholders”) of 13,006,370 shares of our Common Stock (approximately 38% of our outstanding Common Stock prior to the issuance of the First Tranche and approximately 31.8% of the currently outstanding Common Stock) entered into a Stockholder Voting Agreement (the “Voting Agreement”), pursuant to which such Stockholders, among other things, agreed to vote (and to grant the Investor their proxy to vote) all of their shares of voting capital stock of the Company that such Stockholders beneficially own in favor of the KHRL III Share Issuance Sub-Proposals, the Charter Amendment and the 2005 Equity Plan Amendment. The Stockholders also agreed to vote (and to grant the Investor their proxy to vote) all of their respective shares against (1) any and all Alternative Investment Proposals (as defined in the Investment Agreement) and agreements providing for Alternative Investment Proposals or any proposal or nomination made by a person who is, or whose affiliate is, making or has communicated an intention to make, an Alternative Investment Proposal, (2) any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Investment Agreement, or (3) any other matter that would reasonably be expected to prevent, interfere with or delay consummation of the transactions contemplated in the Investment Agreement. The Stockholders further agreed not to transfer any shares of our Common Stock owned by them other than to a transferee that agrees in writing to be bound by the terms of the Voting Agreement.  The Voting Agreement terminates upon the first to occur of (a) the termination of the Investment Agreement in accordance with its terms and (b) the approval of the KHRL III Share Issuance Sub-Proposals at a duly called and held special meeting of our stockholders.

Certain Risks Associated with the Issuance of Shares of Common Stock

Under the terms of the Investment Agreement, we issued 6,804,188 shares of our Common Stock to the Investor upon the closing of the First Tranche, representing approximately 16.6% of our currently outstanding shares of Common Stock.  At a future date, subject to and following stockholder approval of the transaction and satisfaction or waiver of other customary closing conditions, we will issue to the Investor an additional 27,701,852 shares of Common Stock upon the closing of the Second Tranche, as a result of which the Investor would own one share less than 50% of our voting power following the closing (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).  Additionally, under the Option Matching Right, if any option or warrant outstanding as of the closing of the First Tranche or the Second Tranche (or, in limited circumstances, if issued after the closing of the Second Tranche) is exercised after the closing of the First Tranche, the Investor will have the right (following notice of such exercise) to purchase an equal number of additional shares of our Common Stock as are issued upon such exercise at the exercise price for the applicable option or warrant.  The percentage of Common Stock owned by the Investor would not change as a result of the exercise of the Option Matching Right.

The issuance of additional shares of our Common Stock pursuant to the Investment Agreement would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our shares of Common Stock.  The issuance of shares at less than the then-existing market price could reduce the price per share of shares held by existing stockholders.

The following table illustrates (a) the number of shares of Common Stock and the percentage of the class of stock that were owned by the Investor, Mr. Au, and the other stockholders of the Company immediately following the closing of the First Tranche, and (b) the number of shares of Common Stock and the percentage of the class of stock that would be owned, on a pro forma basis, by the Investor, Mr. Au, and the other stockholders of the Company upon (x) the Closing of the Second Tranche, and (y) the exercise in full of the Option Grant:

	Closing of First Tranche (1)		Closing of Second Tranche (2)			Exercise of Option Grant (4)
	Number of Shares	Percentage of Class	Number of Shares		Percentage of Class	Number of Shares		Percentage of Class
Kien Huat Realty III Limited	6,804,188	16.7%	34,506,040		50.2%	34,506,040		49.7%
Au Fook Yew	0	--	0		--	750,000		1.1%
Existing Stockholders	34,037,961	83.3%	34,166,711	(3)	49.8%	34,166,711	(3)	49.2%

__________________
(1)	Based upon 34,037,961 shares of Common Stock that were held by stockholders other than the Investor at the effective time of the closing of the First Tranche on August 19, 2009.

(2)
Assuming that (i) stockholders have approved the KHRL III Share Issuance Sub-Proposals; and (ii) the Company has not issued any shares of Common Stock other than the 40,970,899 shares that are outstanding as of October 6, 2009 and pursuant to the Second Tranche.

(3)
Based upon 34,166,711 shares of Common Stock that were held by stockholders other than the Investor as of October 6, 2009, which includes 128,750 shares of Common Stock issued after the closing of the First Tranche pursuant to the exercise of options that the Investor will have the right to match pursuant to the Option Matching Right.

(4)
Assuming that (i) stockholders have approved the Au Issuance Sub-Proposals; (ii) the Company has not issued any shares of Common Stock other than the 40,970,899 shares that are outstanding as of October 6, 2009, pursuant to the Second Tranche and pursuant to the Option Grant; and (iii) Mr. Au exercises the Option Grant in full in accordance with the terms and conditions thereof, which are described more fully under “Au Issuance Proposal” below.

Additionally, as a result of the closing of the Second Tranche, if approved at the Special Meeting, the Investor would own one share less than 50% of the voting power of the Company following the closing (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).  This, combined with certain rights to board representation that the Investor is entitled to pursuant to the Investment Agreement, would allow the Investor to exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

Finally, the closing of the Second Tranche, if approved at the Special Meeting, may, when considered with other changes in ownership, constitute a change in ownership as defined under Section 382 of the United States Internal Revenue Code of 1986, as amended (the "Code").  If a change in ownership is deemed to have occurred, our net operating loss carryforwards that could be applied to offset our taxable income (if any) in any future year would be limited.  We cannot determine what effect, if any, these factors would have on the trading price of our Common Stock.

Effect of Non-Approval of the KHRL III Share Issuance Sub-Proposals

Approval of the KHRL III Share Issuance Proposal is conditioned upon the approval of each of KHRL III Share Issuance Sub-Proposal (A) and KHRL III Share Issuance Sub-Proposal (B).  If stockholder approval for either sub-proposal is not obtained (even if approval of the other KHRL III Share Issuance Sub-Proposal is obtained), the KHRL Share Issuance Proposal will not pass.

If we do not secure stockholder approval for the KHRL III Share Issuance Sub-Proposals, we will not be able to issue any amount of shares of Common Stock to the Investor over the 6,804,188 shares of Common Stock that have already been issued pursuant to the Investment Agreement.  If we are not able to issue the additional shares comprising the Second Tranche, we will not receive the additional $44 million that the Investor has agreed to invest in us pursuant to the Investment Agreement or the loan that the Investor has agreed to make available to us of up to the lesser of $10 million and the maximum amount we are then permitted to borrow under the terms of our existing indebtedness, and we may be required to pursue alternative sources of capital to satisfy our working capital needs and our refinancing efforts.  In addition, we may be required under the Investment Agreement to pay the Investor the termination fee of $2.75 million.

On July 29, 2009, we received a notice from The Park Avenue Bank of the occurrence of an event of default under the PAB Loan as a result of the Company’s failure to pay the approximately $4.4 million principal due thereunder on July 28, 2009.  Additionally, as described in more detail above under the section entitled “Background to the Proposals,” on August 3, 2009, we received a notice from three entities, asserting that they were beneficial holders of our Notes in an aggregate principal amount of $48,730,000, and that we were in default under the Indenture by not purchasing and paying for them.  Accordingly, on August 5, 2009, we instituted a declaratory judgment action in the Supreme Court of the State of New York in Sullivan County, in which we seek a declaration that (i) the holders of the Notes failed to properly exercise the put right contained in the Indenture in respect of any of the Notes and (ii) the three entities that gave the purported notice of default are not, therefore, entitled to invoke, and have not invoked, the rights and remedies available upon the occurrence of a default under the Indenture.

If the right to demand repayment of the Notes had been validly exercised, we would not have an immediate source of repayment for our obligations under PAB Loan or the Notes and would be unlikely to be able to continue as a going concern without the additional equity infusion from the Investor or an alternative source of financing.  Based on our previous efforts to obtain financing, such alternative sources may not be available on commercially reasonable terms, if at all.

In addition, if we do not raise additional capital, it may inhibit our ability to execute our business plan and would have a material adverse effect on our financial condition and liquidity.  Specifically, without additional equity from the Investor we may not be able to offset negative cash flows currently resulting from operating activities and move forward with our plans to grow and develop our business.

 Reasons our Board of Directors believes the Transactions Contemplated by the Investment Agreement are Superior to other Alternatives Considered

We engaged in an extensive process to seek various financial and strategic alternatives in order to enhance our financial flexibility and to meet our existing and anticipated liquidity and capital requirements.  The investment by the Investor was the best option that developed from that process.  Our Board of Directors, by a unanimous vote, believes that the transactions contemplated by the Investment Agreement would provide us with adequate capital resources to meet these requirements for the foreseeable future without unnecessary or excessive dilution.  Alternative proposals considered by our Board of Directors at various times during our process failed to meet our requirements for various reasons related to pricing, dilution, certainty of successful completion or other factors.

Moreover, the Investor has demonstrated an understanding of our industry and business and a commitment to improving stockholder value.  We believe the Investor and its affiliates offer us a partner that will provide us with value added services designed to improve the probability of successful execution of our current and future operating and strategic initiatives.  Our Board of Directors believes that the transactions contemplated by the Investment Agreement will improve our current capital structure, allowing us to address our liquidity needs and pursue long-term growth opportunities that may become available.  Accordingly, our Board of Directors unanimously recommends a vote “FOR” each of the KHRL III Share Issuances Proposals.

KHRL III SHARE ISSUANCE SUB-PROPOSAL (A)

We are seeking approval of KHRL III Share Issuance Sub-Proposal (A) for the purposes of NASDAQ Marketplace Rule 5635(b).

NASDAQ Stockholder Approval Requirements

Our Common Stock is listed on the NASDAQ Global Market, which makes us subject to the NASDAQ Marketplace Rules.  Stockholder approval is required under NASDAQ Marketplace Rule 5635(b) prior to the issuance of shares where the issuance or potential issuance will result in a “change of control” of an issuer as defined by NASDAQ.  A transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis may be characterized as a “change of control” for purposes of Rule 5635(b).  The issuance of the Second Tranche would likely constitute a change of control under this rule because the Investor will beneficially own one share less than 50% of the voting power of the Company following the closing (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).

Accordingly, the Company is required to seek stockholder approval of KHRL III Share Issuance Sub-Proposal (A) in accordance with NASDAQ Marketplace Rules 5635(b).

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the matter is required for approval of KHRL III Share Issuance Sub-Proposal (A).  All shares outstanding other than the 6,804,188 shares of Common Stock issued by the Company to the Investor at the initial closing of the Investment Agreement, representing approximately 16.6% of our outstanding Common Stock, are eligible to vote on KHRL III Share Issuance Sub-Proposal (A).  As described in more detail above, certain of our stockholders have entered into the Voting Agreement with us and the Investor.  As a result of the Voting Agreement, holders of approximately 31.8% of our currently outstanding Common Stock (approximately 38% of the shares entitled to vote on this proposal) have agreed to vote for KHRL III Share Issuance Sub-Proposal (A).

Approval of KHRL III Share Issuance Sub-Proposal (A) is a condition to the approval of the KHRL III Share Issuance Proposal.  Accordingly, if KHRL III Share Issuance Sub-Proposal (A) is not approved by our stockholders, then the KHRL III Share Issuance Proposal will not pass, even if KHRL III Share Issuance Sub-Proposal (B) otherwise receives the affirmative vote of a majority of the votes cast on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF KHRL III SHARE ISSUANCE SUB-PROPOSAL (A).

KHRL III SHARE ISSUANCE SUB-PROPOSAL (B)

We are also seeking approval of KHRL III Share Issuance Sub-Proposal (B) for the purposes of NASDAQ Marketplace Rule 5635(d).

NASDAQ Stockholder Approval Requirements

NASDAQ Marketplace Rule 5635(d) requires that an issuer  obtain stockholder approval prior to the issuance of securities, other than in a public offering, where the number of shares to be issued is equal to 20% or more of the common stock or voting power outstanding prior to the issuance and the shares are to be issued at less than the greater of the book or market value of the shares.  Under the terms of the Investment Agreement, the Investor has agreed to pay an additional $44 million for the Second Tranche, or a price equal to approximately $1.59 per share.  The $1.59 per share price was less than the greater of (i) the book value of one share of Common Stock and (ii) the market value of one share of Common Stock, which was $1.97 per share on August 18, 2009, the last day of trading immediately preceding the execution of the Investment Agreement.  Additionally, under the Option Matching Right, the Investor may be entitled to purchase Common Stock from the Company at a price that is less than the greater of (i) the book value of one share of Common Stock and (ii) the market value of one share of Common Stock, which was $1.97 per share on August 18, 2009.

Accordingly, the Company is required to seek stockholder approval of KHRL III Share Issuance Sub-Proposal (B) in accordance with NASDAQ Marketplace Rules 5635(d).

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the matter is required for approval of KHRL III Share Issuance Sub-Proposal (B).  All shares outstanding other than the 6,804,188 shares of Common Stock issued by the Company to the Investor at the initial closing of the Investment Agreement, representing approximately 16.6% of our outstanding Common Stock, are eligible to vote on KHRL III Share Issuance Sub-Proposal (B).  As described in more detail above, certain of our stockholders have entered into the Voting Agreement with us and the Investor.  As a result of the Voting Agreement, holders of approximately 31.8% of our currently outstanding Common Stock (approximately 38% of the shares entitled to vote on this proposal) have agreed to vote for KHRL III Share Issuance Sub-Proposal (B).

Approval of KHRL III Share Issuance Sub-Proposal (B) is a condition to the approval of the KHRL III Share Issuance Proposal.  Accordingly, if KHRL III Share Issuance Sub-Proposal (B) is not approved by our stockholders, then the KHRL III Share Issuance Proposal will not pass, even if KHRL III Share Issuance Sub-Proposal (A) otherwise receives the affirmative vote of a majority of the votes cast on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF KHRL III SHARE ISSUANCE SUB-PROPOSAL (B).

PROPOSAL TWO:
CERTIFICATE AMENDMENT

General

At a meeting on August 12, 2009, our Board of Directors unanimously voted to adopt and declare advisable an amendment to the Certificate of Incorporation of the Company increasing the Company’s authorized capital stock from 80,000,000 shares, consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, and we are now asking you to approve this amendment.

The form of the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of our capital stock is attached to this proxy statement as Appendix A.

 Purpose of Increasing the Number of Authorized Shares of Capital Stock

Our Board of Directors is currently engaged in the following initiatives that may require the authorization of additional shares of Common Stock:

·
We are proposing the issuance of shares of the Company’s Common Stock in connection with the sale of Common Stock pursuant to the Investment Agreement as set forth above under Proposal One describing the KHRL III Share Issuance.

·	We are proposing amending the 2005 Equity Incentive Plan to increase the number of shares subject to the plan as set forth below under Proposal Three describing the 2005 Equity Plan Amendment.

We currently have an insufficient number of shares of authorized Common Stock available to issue the full number of shares provided for under the Investment Agreement, if the KHRL III Share Issuance Sub-Proposals are approved at the Special Meeting.  Accordingly, our Board of Directors believes that an increase in the number of authorized shares of Common Stock by 20,000,000 will permit us to effect the foregoing initiatives.  In addition to the shares of Common Stock that may be issued pursuant to the Investment Agreement and the 2005 Equity Incentive Plan, if the 2005 Equity Plan Amendment is approved at the Special Meeting, the proposed increase in the number of authorized shares of Common Stock would also provide us with greater flexibility to issue shares in conjunction with potential additional public offerings or private placements of shares of our Common Stock without the delay and expense associated with obtaining the approval or consent of our stockholders to increase the amount of authorized Common Stock at the same time the shares are needed.

Our stockholders do not have any preemptive rights to purchase additional shares of our Common Stock.  However, we may be required to issue additional shares to the Investor and Mr. Au upon exercise of the “Option Matching Right” as described above.

 Certain Risks Associated with the Increase of the Number of Authorized Shares of Common Stock

Stockholders should consider the following factors which may affect them, as well as the other information contained in this proxy statement, in evaluating the proposal to approve the amendment of our Certificate of Incorporation to increase our authorized shares of Common Stock.

If this proposal is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine without further stockholder approval, except to the extent that stockholder approval is required under certain circumstances by applicable laws, rules or regulations.  Because our Common Stock is traded on the NASDAQ Global Market, stockholder approval must be obtained, under applicable NASDAQ Marketplace Rules, prior to the issuance of shares for certain purposes, including the issuance of shares of the Company’s Common Stock equal to or greater than twenty percent (20%) of the Company’s then outstanding shares of Common Stock in connection with a private financing or an acquisition or merger.

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present stockholders.  The additional 20,000,000 shares to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding.  Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock.

Possible Dilution from Future Issuance of Additional Shares.  We are seeking to amend our Certificate of Incorporation to increase the Company’s authorized capital stock from 80,000,000 shares, consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, and the interests of the holders of our Common Stock could be diluted substantially as a result.  Any future issuance of additional authorized shares of our Common Stock could dilute future earnings per share, book value per share and voting power of existing stockholders.  Such issuance may reduce stockholders equity per share and may reduce the percentage ownership of Common Stock of existing stockholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares.  Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock.  Our Board of Directors could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  A future issuance of additional shares of Common Stock could be made to render more difficult an attempt to obtain control of us, even if it appears to be desirable to a majority of stockholders, and it may be more difficult for our stockholders to obtain an acquisition premium for their shares or to remove incumbent management.  Although the increase in the number of authorized shares of our Common Stock may have an anti-takeover effect, the Certificate Amendment has been proposed for the reasons stated above, and our Board of Directors has no present intention to use the proposed increase in the authorized shares of our Common Stock as a measure aimed at discouraging takeover efforts.  Moreover, we believe that the number of shares that would be available for issuance is likely to be sufficiently small that the negative effects possible from future issuances would be mitigated.

If approved, the amendment will be effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State.

 Effect of Non-Approval of the Certificate Amendment

In the event that the Certificate Amendment is not approved by stockholders, the Company may not be able to complete the transactions contemplated by the Investment Agreement or increase the number of shares available under the 2005 Equity Incentive Plan and the Company will have less capital stock available to take advantage of our ongoing strategic initiatives and growth opportunities.

If the required vote in favor of the KHRL III Share Issuance Sub-Proposals is obtained but the required vote in favor of the Certificate Amendment is not obtained, the Investor shall be entitled to receive a combination of Common Stock, to the extent authorized, and Preferred Stock in the amounts and upon the terms set forth in the Investment Agreement.  The Preferred Stock will be comprised of shares of a new series of Preferred Stock, the Series F Preferred Stock, which shall be the capital equivalent of the Common Stock and be issued upon terms mutually agreeable to the Company and the Investor so that in any event the Investor’s total investment will equal one share less than 50% of the voting power of the Company immediately following the closing (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).

Vote Required for Approval

Approval of the Certificate Amendment requires the affirmative vote of a majority of our voting stock outstanding and entitled to vote at the Special Meeting.  As described in more detail above, certain of our stockholders have entered into the Voting Agreement with us and the Investor.  As a result of the Voting Agreement, approximately 31.8% of our stockholders have agreed to vote in favor of the Certificate Amendment.  In addition, pursuant to the terms of the Investment Agreement, the Investor has agreed to vote its 6,804,188 shares of Common Stock, representing approximately 16.6% of our Common Stock, in favor of the Certificate Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE CERTIFICATE AMENDMENT.

PROPOSAL THREE:
 THE 2005 EQUITY PLAN AMENDMENT

The Company’s 2005 Equity Incentive Plan was approved by the Company’s Board of Directors in May 2005 and by its stockholders in August 2005.  An amendment to amend and restate the Company’s 2005 Equity Incentive Plan in order to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including but not limited to, restricted stock units, was approved by the Company’s Board of Directors on May 19, 2008 and by its stockholders on November 11, 2008.  On May 4, 2009 the Board of Directors approved and on June 16, 2009 the stockholders ratified, a proposal to amend the 2005 Equity Incentive Plan in order to increase the number of shares of our Common Stock subject to the 2005 Equity Incentive Plan by 5,000,000 shares to 8,500,000 shares.  On August 12, 2009, subject to stockholder approval, the Board of Directors approved a proposal to amend the 2005 Equity Incentive Plan in order to increase the number of shares of our Common Stock subject to the 2005 Equity Incentive Plan by 2,000,000 shares to 10,500,000 shares (as so amended, the “Amended Plan”).

 General

The 2005 Equity Incentive Plan authorizes a total of 8,500,000 shares of our Common Stock be subject to the Plan, which may be allocated at the discretion of our Board of Directors between Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives grants.  If the proposal for the amendment of the 2005 Equity Incentive Plan is approved, then the Amended Plan will authorize the issuance of a total of 10,500,000 shares of our Common Stock.  The Amended Plan will not be the exclusive means through which the Company may grant equity incentives.

As of October 6, 2009, 8,146,008 shares had been authorized for issuance pursuant to option grants, 261,023 shares had been issued upon the vesting of restricted stock and 92,969 shares remained available for award grants under the 2005 Equity Incentive Plan.  As of October 6, 2009, 40,970,899 shares of our Common Stock were issued and outstanding.  The closing sale price of our Common Stock on October 6, 2009 was $2.89.

All awards under the 2005 Equity Incentive Plan are within the discretion of the Compensation Committee and, therefore, future awards under the 2005 Equity Incentive Plan, or, if approved, the Amended Plan, are generally not determinable.

A summary of the Amended Plan is set forth below, and its full text is attached hereto as Appendix B.  The following discussion is qualified in its entirety by reference to Appendix B.

 Purpose of the Amendment

The purpose of the 2005 Equity Plan Amendment is to increase the number of shares of our Common Stock subject to the 2005 Equity Incentive Plan from 8,500,000 shares to 10,500,000 shares.

 Administration of the Amended Plan

The purpose of the Amended Plan will continue to be to advance the interests of the Company and its subsidiaries by improving their ability to attract and retain employees whose services are valuable to the Company.  The Company believes that this result can be achieved by rewarding such employees’ contributions to the success of the Company through ownership of shares of the Company’s Common Stock.

The Amended Plan will be administered by the Compensation Committee of the Board of Directors of the Company which shall have full power and authority to designate recipients of options and grantees of stock appreciation rights, restricted stock and other equity incentives and to determine the terms and conditions of respective option, stock appreciation rights and restricted stock and equity incentive agreements and to interpret the provisions and supervise the administration of the Amended Plan. Any decision made by all of the members of the Compensation Committee regarding the Amended Plan shall be final for all involved parties.

Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1,000,000 paid to a “covered employee” within the meaning of Section 162(m) in a tax year.  “Covered employees” include a company’s chief executive officer and the three other most highly compensated officers (other than the chief financial officer) for the year in question. The limitations on deductibility are not imposed if certain requirements are met.  One major requirement is that the compensation be based on performance.  Options issued and stock appreciation rights granted under the Amended Plan are intended to comply with the performance based requirements of Section 162(m).  The grant of restricted stock under the Amended Plan is not required to be performance based and therefore may be subject to the limitations imposed by Section 162(m) of the Code.

Designation of Participants

Persons eligible to participate in the Amended Plan include employees, officers and directors of, as well as, consultants and advisors to, the Company or any subsidiary.  In selecting participants, and in determining the number of shares to be covered by each option granted to optioned or stock appreciation rights, restricted stock or equity incentive grants, the Compensation Committee may consider any factors it considers relevant, including the office or position held by the participant and the participants’ degree of responsibility for and contribution to the success of the Company.  There are currently approximately 351 employees, four officers and five directors who are eligible to participate in the Amended Plan.

Stock Reserved for the Amended Plan

The Amended Plan provides that a total of 10,500,000 shares of the Company’s Common Stock shall be subject to the Amended Plan, which shares may be allocated, at the discretion of the Company, between options, stock appreciation rights, restricted stock and equity incentives.  The occurrence of certain events may require the Compensation Committee to fairly and appropriately adjust the number of shares to be allocated.  Such events include a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in the Company’s corporate structure that affects the Company’s Common Stock.

Terms and Conditions of Stock Appreciation Rights

Exercise

Stock appreciation rights are to be granted with an exercise price that is not less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Compensation Committee.  Unless otherwise provided, stock appreciation rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock appreciation rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Compensation Committee shall deem desirable, equal to: (i) the excess of the fair market value of a share of Common Stock on the date of exercise over (ii) the exercise price of such stock appreciation right.

Restrictions on Transfer of Stock Appreciation Rights

Stock appreciation rights cannot be transferred, and are exercisable only by the grantee during his lifetime.  After the grantee’s death, stock appreciation rights are assignable only by will, or through the laws of descent and distribution. Any attempt to transfer, assign, pledge, or in any other way dispose of a stock appreciation right contrary to these provisions will be void.

Termination

Except as otherwise provided by the Compensation Committee, if a grantee dies, a stock appreciation right exercisable immediately prior to death may be exercised by the grantee’s executor, administrator, or transferee for a period ending on the earlier of one year thereafter, or at the time when the stock appreciation right otherwise would have expired.

Except as otherwise provided by the Compensation Committee, if a grantee’s employment is terminated for reasons other than death, disability or retirement, a stock appreciation right exercisable immediately prior to termination may be exercised for a period ending on the earlier of thirty days thereafter, or at the time when the stock appreciation right otherwise would have expired.

Equity Incentives

The Compensation Committee may grant equity incentives (including but not limited to restricted stock units and unrestricted shares) to such persons, in such amounts and subject to such terms and conditions, as it may in its discretion determine, subject to the provisions of the Amended Plan.  Such awards may entail the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Rights as a Stockholder

No participant under the Amended Plan is to have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided in the Amended Plan, no adjustments are to be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

Terms and Conditions of Options

Option Price

The exercise price of each option shall be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the underlying Common Stock on the option grant date. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of the Company’s capital stock, then its exercise price may not be less than 110% of the fair market value of the underlying Common Stock on the option grant date.

Term of Options

The Compensation Committee shall fix the term of each option; provided, however, that the maximum term for which any option is exercisable shall not exceed ten years. Moreover, the maximum term of incentive stock options granted to employees who own more than 10% of the total combined voting power of the Company’s capital stock shall not exceed five years. The Amended Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement or, if the Compensation Committee so determines, in the event of a change in control.

Restrictions on Transfer and Exercise of Options

Options cannot be transferred, and are exercisable only by the optionee during his lifetime. After the optionee’s death, options are assignable only by will, or through the laws of descent and distribution. Any attempt to transfer, assign, pledge, or in any other way dispose of an option contrary to these provisions will be void.

Additionally, the aggregate fair market value of the shares (as determined at the time the stock option is granted) for which an employee may first exercise incentive stock options for the calendar year under the Amended Plan, cannot exceed $100,000. The Compensation Committee may impose any other conditions to exercise as it deems appropriate.

Termination

Except as otherwise provided by the Compensation Committee, if an optionee dies, an option exercisable immediately prior to death may be exercised by the optionee’s executor, administrator, or transferee for a period ending on the earlier of one year thereafter, or at the time when the options otherwise would have expired.

Except as otherwise provided by the Compensation Committee, if an optionee’s employment is terminated for reasons other than death, disability or retirement, an option exercisable immediately prior to termination may be exercised for a period ending on the earlier of thirty days thereafter, or at the time when the options otherwise would have expired.

Terms and Conditions of Restricted Shares

Shares of restricted stock issued by the Company cannot be sold, transferred, pledged, assigned, or similarly disposed of, until one of several specified events occur. A share of restricted stock becomes freely transferable by the grantee either at the end of the restricted period, at the end of a period established by the Compensation Committee, or when and if the Compensation Committee waives the restrictions. During the restricted period, holders of restricted stock may exercise full voting rights and receive regular cash dividends paid with respect to such shares. In addition, any holder making an election under Section 83(b) of the Code must provide a copy of such election to the Company within 10 days of the filing.

Change of Control

The Compensation Committee has the sole discretion to reduce the period that an optionee or grantee of restricted stock must wait to exercise his option/restricted stock, where there is a change of control. A change of control occurs where there is a major corporate event, such as a successful tender offer, merger, consolidation, sale of substantially all of a corporation’s assets, or where a “person” (where “person” is given a special meaning by the Exchange Act) acquires 50% of the Company’s outstanding voting securities.

Amendment and Termination

The Board of Directors may generally amend, suspend or terminate the Amended Plan, except that the Amended Plan cannot be changed in a way that would impair the rights of any participant without the participant’s consent. The Amended Plan also cannot be amended without stockholder consent where doing so would result in a major change, such as substantially increasing the benefits that participants are to receive, or decreasing the exercise price beneath certain specified thresholds.

The Amended Plan and any award thereunder may be amended to comply with the rules applicable to deferred compensation as set forth in Section 409A of the Code.

Registration of Shares

No option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an option granted under the Amended Plan in order to permit the exercise of an option and the issuance and sale of the Common Stock subject to such option, although the Company may in its sole discretion register such Common Stock at such time as the Company determines.  If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Amended Plan may, at the direction of the Compensation Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Compensation Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

Rule 16b-3 Compliance

In all cases, the terms, provisions, conditions and limitations of the Amended Plan shall be construed and interpreted so as to be consistent with the provisions of Rule 16b-3 of the Exchange Act.

Federal Tax Effects

Tax Treatment of Incentive Stock Options

In general, no taxable income for regular federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price.  Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of the Company.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares (commencing upon the exercise of the option) and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares (less the exercise price) in his or her income.

Tax Treatment of Restricted Stock

A recipient of a restricted stock grant will not, except as provided below, recognize income upon the receipt of a grant of restricted stock.  The recipient will recognize taxable income at such time as the restricted stock vests in an amount equal to the fair market value of the stock upon the vesting date.  A recipient may elect pursuant to Section 83(b) of the Code to treat the restricted stock as vested on the grant date, if certain conditions are met, in which case the recipient may recognize taxable income upon the date of grant.  Unless the limitations set forth in Section 162(m) are applicable, the Company generally will be entitled to a corresponding tax deduction at the time the recipient is required to include the fair market value of the restricted stock in his or her taxable income.

Tax Treatment of Stock Appreciation Rights

No taxable income will be recognized by a participant upon receipt of a stock appreciation right and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a stock appreciation right, the participant will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the stock appreciation right on such date and the Company will generally be entitled to a corresponding tax deduction.

Withholding of Tax

The Company is permitted to deduct and withhold or make provision for amounts required to satisfy its withholding tax liabilities with respect to its employees.

 New Plan Benefits

Our Compensation Committee has not made any decisions with respect to individuals who will receive awards under the Amended Plan, or the amount or nature of future awards. Accordingly, such information cannot be determined at this time.

 Securities Authorized for Issuance Under Equity Compensation Plans

 The following table provides information as of December 31, 2008 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	2,774,426	$4.89	930,801
Equity compensation plans not approved by security holders	300,000	7.67	--
Total	3,074,426	$5.16	930,801

Effect of Non-Approval of the 2005 Equity Plan Amendment

If the proposal to increase the number of shares of Common Stock Subject to the 2005 Equity Incentive Plan is not approved, our Board of Director believes that the number of shares of Common Stock subject to the plan remaining available is insufficient to achieve the purpose of the 2005 Equity Incentive Plan over the term of the plan and we may be unable to continue to attract and retain key personnel.

The Company may only issue shares of Common Stock authorized for issuance under our Certificate of Incorporation.  Our Certificate of Incorporation currently authorizes the issuance of up to 75,000,000 shares of Common Stock.  Therefore, if the Certificate Amendment is not approved, the Company may not have sufficient number of authorized shares to issue the full number of shares approved for issuance in the 2005 Equity Plan Amendment, even if the 2005 Equity Plan Amendment is approved.

Vote Required for Approval

Approval of the 2005 Equity Plan Amendment requires the affirmative vote of a majority of the votes cast on the matter.  As described in more detail above, certain of our stockholders have entered into the Voting Agreement with us and the Investor.  As a result of the Voting Agreement, approximately 31.8% of our stockholders have agreed to vote in favor of the 2005 Equity Plan Amendment.  In addition, pursuant to the terms of the Investment Agreement, the Investor has agreed to vote its 6,804,188 shares of Common Stock, representing approximately 16.6% of our Common Stock, in favor of the 2005 Equity Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2005 EQUITY PLAN AMENDMENT.

PROPOSAL FOUR:
AU ISSUANCE PROPOSAL

The Au Issuance Proposal consists of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C), each of which is described below and requires your vote.

General

The Option Grant

On September 11, 2009, the Compensation Committee of the Board of Directors approved the grant under the 2005 Equity Incentive Plan, subject to stockholder approval, of an option to Au Fook Yew to purchase 750,000 shares of the Company’s Common Stock (the “Option Grant”), vesting one-third on August 19, 2010, one-third on August 19, 2011 and the remaining one-third vesting on August 19, 2012.  The Option Grant has a term of 5 years and the exercise price of the Option Grant is $3.38, which is equal to the closing price of the Company’s Common Stock on the NASDAQ Stock Market on September 11, 2009, the date that the Compensation Committee approved the Option Grant.

The Option Matching Right

Under the Investment Agreement, if any option or warrant outstanding as of the closing of the First Tranche or the Second Tranche (or, in limited circumstances, if issued after the closing of the Second Tranche) is exercised after the closing of the First Tranche, the Investor shall have the right (following notice of such exercise) to purchase an equal number of additional shares of our Common Stock as are issued upon such exercise at the exercise price for the applicable option or warrant, which right we refer to herein as the “Option Matching Right.”  The Investor has, with the Company’s consent, assigned its Option Matching Right to Mr. Au with respect to an existing option to purchase 250,000 shares of our Common Stock at an exercise price of $1.14 per share.

Background

As more fully described above under the discussion of the KHRL III Share Issuance, in accordance with the terms of the Investment Agreement, the Investor is entitled to designate three directors to be appointed as members of the Board of Directors of the Company.  Upon the initial closing of the Investment Agreement, the Investor nominated and the Board appointed Mr. Au to serve as a Director of the Company.  See the section of this proxy statement entitled “Proposal No. 1: KHRL III Share Issuance Proposal” for additional information.

The Company has also entered into a Consulting Agreement with Mr. Au, dated August 19, 2009, pursuant to which Mr. Au has agreed to provide certain consulting services to the Company.  In consideration of the services to be performed under the Consulting Agreement, the Company has agreed to pay to Mr. Au $300,000 annually, paid in equal monthly installments.  The term of the Consulting Agreement expires on August 19, 2012, unless extended by mutual agreement by the parties.

Reasons our Board of Directors Believes the Au Issuance Sub-Proposals are Advisable

The decision of the Compensation Committee of our Board of Directors in setting the level of the Option Grant was made with knowledge of the assignment by the Investor of a portion of the Option Matching Right and with the goal of linking Mr. Au’s financial reward to stockholder return and further aligning his interests with those of the Company’s stockholders.

Mr. Au is a director and advisor to a number of companies in Asia, Europe and United States which are involved in resorts, casinos, cruises, marine engineering and investment holding.  In addition Mr. Au is and has been a director of a number of affiliates of the Investor for about 30 years.  After stepping down in 2000 from all companies affiliated with the Investor, Mr. Au recently rejoined in May 2009 the Board of Star Cruises Ltd, a Hong Kong publicly listed affiliate of the Investor as an independent director.  Mr. Au is now a strategic advisor to the Company and the Board of Directors believes that Mr. Au’s experience in the gaming industry will be a valuable asset to the Company in pursuing its strategic business plan and in providing advice related to our ongoing operations.  Moreover, the Compensation Committee of our Board of Directors believes that Mr. Au will play a critical role in assisting the Company in expanding its presence in the gaming industry, including by advising the Company on matters related to casino development.

The Compensation Committee of our Board of Directors believes that the Option Grant was advisable to incentivize Mr. Au and link his financial reward for his contributions to the success of the Company to stockholder return and to further align Mr. Au’s interests with those of our stockholders.  In determining the size of the Option Grant, our Compensation Committee took into account several factors, including the following:

·	The expected contribution that Mr. Au will make to the Company’s ongoing operations and future prospects;

·	The effect of the Option Grant on fully diluted earnings per share;

·	The size of the Option Grant relative to the total number of options being granted to directors and officers of the Company in fiscal 2009;

·	The level of equity incentive necessary to keep Mr. Au focused and motivated; and

·	The assignment of a portion of the Option Matching Right to Mr. Au by the Investor.

Additionally, as the Company is obligated to potentially issue Common Stock to the Investor pursuant to the Option Matching Right under the Investment Agreement, our Board of Directors believes that the potential issuance of Common Stock upon the exercise by Mr. Au of the portion of the Option Matching Right assigned to him by the Investor will have no additional dilutive effect or cost to the Company and would further enhance the goal of linking Mr. Au’s financial reward to stockholder return.  The number of shares subject to the Option Matching Right that was assigned to Mr. Au and the terms of the assignment were privately negotiated between Mr. Au and the Investor.

Accordingly, our Board of Directors believes that the Au Issuance Sub-Proposals are in the best interests of our stockholders and unanimously recommends a vote “FOR” approval of each of the Au Issuance Sub-Proposals.
AU ISSUANCE SUB-PROPOSAL (A)

We are seeking approval of the Au Issuance Sub-Proposal (A) for the purposes of NASDAQ Marketplace Rule 5635(b).

Reason for Stockholder Approval

As discussed in more detail above under the discussion of the KHRL III Share Issuance Sub-Proposals, NASDAQ Marketplace Rule 5635 (b) requires that an issuer obtain stockholder approval prior to the issuance of securities where the issuance could result in a change of control of the Company.

The proposed Option Grant is not provided for under and is not a part of the transactions contemplated by the Investment Agreement and is not, independently, of a size sufficient to constitute a change of control.  However, Mr. Au was appointed to our Board of Directors at the request of the Investor and he could be deemed to have certain other material relationships with the Investor.   Mr. Au had been an officer and director of a number of affiliates of the Investor from 1979.  After stepping down in 2000 from all companies affiliated with the Investor, Mr. Au recently rejoined in May 2009 the Board of Star Cruises Ltd, a Hong Kong publicly listed affiliate of the Investor as an independent director.

As a result, while stockholder approval should not be required, any securities issued to Mr. Au by the Company, including the proposed Option Grant, the issuance of Common Stock upon the exercise thereof or the issuance of Common Stock upon the exercise of the Option Matching Right, could be deemed to be aggregated for the purposes of NASDAQ Marketplace Rule 5635 (b) with the 6,804,188 shares of Common Stock that have been issued to the Investor pursuant to the Investment Agreement.  Specifically, if any shares of Common Stock to be issued to Mr. Au are deemed to be aggregated with the shares of Common Stock that were issued to the Investor in the First Tranche, such issuances, taken together, could represent 20% or more of the outstanding shares of our Common Stock prior to the closing of the First Tranche.  The issuance of shares of Common Stock to Mr. Au could, therefore, be deemed to constitute a “change of control” for purposes of Rule 5635(b).  Therefore, the Company is seeking stockholder approval of Au Issuance Sub-Proposal (A).

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the matter is required for approval of Au Issuance Sub-Proposal (A).  All shares outstanding, other than the 6,804,188 shares of Common Stock issued by the Company to the Investor at the initial closing of the Investment Agreement, are eligible to vote on Au Issuance Sub-Proposal (A).

Consequences If Stockholder Approval Is Not Obtained

Approval of the Au Issuance Proposal is conditioned upon approval of each of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C).  If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained (even if approval of one or both of the other Au Issuance Sub-Proposals is obtained), the Au Issuance Proposal will not pass.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AU ISSUANCE SUB-PROPOSAL (A).

AU ISSUANCE SUB-PROPOSAL (B)

We are seeking approval of the Au Issuance Sub-Proposal (B) for the purposes of NASDAQ Marketplace Rule 5635(d).

Reason for Stockholder Approval

As discussed in more detail above under the discussion of the KHRL III Share Issuance Sub-Proposals, NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of securities, other than in a public offering, where the number of shares to be issued is equal to 20% or more of the common stock or voting power outstanding prior to the issuance and the shares are to be issued at less than the greater of the book or market value of the shares.

In light of the relationships between Mr. Au and the Investor discussed above in the section of this proxy statement entitled “Au Issuance Sub-Proposal (A) — Reason for Stockholder Approval,” any securities issued to Mr. Au by the Company, including the proposed Option Grant, the issuance of Common Stock upon the exercise thereof or the issuance of Common Stock upon the exercise of the Option Matching Right, could be deemed to be aggregated for the purposes of NASDAQ Marketplace Rules 5635(d) with the 6,804,188 shares of Common Stock that have been issued to the Investor pursuant to the Investment Agreement.  If any shares of Common Stock to be issued to Mr. Au are deemed to be aggregated with the shares of Common Stock that were issued to the Investor in the First Tranche, such issuances, taken together, could represent 20% or more of the outstanding shares of our Common Stock prior to the closing of the First Tranche.  Therefore, if any shares of Common Stock to be issued to Mr. Au pursuant to the proposed Option Grant or the Option Matching Right are issued at a price that is less than the greater of the book or market value of the shares and the issuance of such shares to Mr. Au are deemed to be aggregated with the issuance of shares to the Investor in the First Tranche, then stockholder approval would be required under NASDAQ Marketplace Rule 5635(d).  Therefore, the Company is seeking stockholder approval of Au Issuance Sub-Proposal (B).

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the matter is required for approval of Au Issuance Sub-Proposal (B).  All shares outstanding, other than the 6,804,188 shares of Common Stock issued by the Company to the Investor at the initial closing of the Investment Agreement, are eligible to vote on Au Issuance Sub-Proposal (B).

Consequences If Stockholder Approval Is Not Obtained

Approval of the Au Issuance Proposal is conditioned upon approval of each of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C).  If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained (even if approval of one or both of the other Au Issuance Sub-Proposals is obtained), the Au Issuance Proposal will not pass.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AU ISSUANCE SUB-PROPOSAL (B).

AU ISSUANCE SUB-PROPOSAL (C)

We are also seeking approval of Au Issuance Sub-Proposal (C) for the purposes of NASDAQ Marketplace Rule 5635(c).

Reason for Stockholder Approval

NASDAQ Marketplace Rule 5635(c) requires stockholder approval of the issuance of common stock to an issuer’s officers, directors, employees, or consultants at a price less than the market value of the stock.  In the event that the underlying option is exercised by the holder thereof and Mr. Au, who is a director of the Company, becomes eligible to exercise, and exercises, some or all of the Option Matching Right that was assigned to him by the Investor, the Company would be required to issue Common Stock to Mr. Au at a price of $1.14 per share, which is less than the market value of our Common Stock of $1.97  per share on August 18, 2009, the last day of trading immediately preceding the execution of the Investment Agreement.  Therefore, the Company is seeking stockholder approval of Au Issuance Sub-Proposal (C).

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the matter is required for approval of Au Issuance Sub-Proposal (C).  All shares outstanding, other than the 6,804,188 shares of Common Stock issued by the Company to the Investor at the initial closing of the Investment Agreement, are eligible to vote on Au Issuance Sub-Proposal (C).

Consequences If Stockholder Approval Is Not Obtained

Approval of the Au Issuance Proposal is conditioned upon approval of each of Au Issuance Sub-Proposal (A), Au Issuance Sub-Proposal (B) and Au Issuance Sub-Proposal (C).  If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained (even if approval of one or both of the other Au Issuance Sub-Proposals is obtained), the Au Issuance Proposal will not pass.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AU ISSUANCE SUB-PROPOSAL (C).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives of Our Compensation Program

Our compensation programs are intended to encourage executives and other key personnel to create sustainable growth in value for our stockholders.  In particular, the objectives of our programs are to:

·	attract, retain, and motivate superior talent;

·	ensure that compensation is commensurate with our performance and stockholder returns;

·	provide performance awards for the achievement of strategic objectives that are critical to our long term growth; and

·	ensure that our executive officers and key personnel have financial incentives to achieve sustainable growth in stockholder value.

Business Strategy

Our 2009 business strategy for building sustainable growth in stockholder value remains similar to the strategy we have employed for the past few years.  Key components of the strategy are as follows:

·	Improve our operating efficiencies to the point where we are once again profitable;

·	Enter into strategic joint ventures which help drive our growth;

·	Secure a Class III gaming license for a facility to be part of our existing New York operation; and

·	Take advantage of opportunities which can help us grow.

Elements of Our Executive Compensation Structure

Our compensation structure consists of two tiers of remuneration.  The first tier consists of base pay, and a suite of retirement, health, and welfare benefits.  The second tier consists of both short and long term incentive compensation.

Base pay and benefits are designed to be sufficiently competitive to attract and retain world class executives.

Our short term incentive plan provides for cash bonuses to be paid to executives based on individual and corporate performance.

Commencing in 2008, the Compensation Committee began to implement preset goals, and amounts of short term incentive which will be paid for achieving those goals.  Efforts to establish such goals and incentives are continuing.

No bonuses were paid with respect to the 2007 or 2008 fiscal years.  A bonus of $10,000 was paid in 2007 to our Chief Compliance Officer with respect to the 2006 fiscal year.  No other bonuses were paid with respect to the 2006 fiscal year.

Our long term incentive plan provides for awards of stock options, restricted stock, and other equity based incentives.  These are designed to reward executives for the achievement of longer term objectives which result in an increase in share value.

Reasons for the Current Incentive Plan Structure

In 2009, the Company will continue to focus on our racing and video gaming businesses and we will continue to pursue property development opportunities through strategic alliances.  In addition, we will continue to pursue a Class III gaming license.  If successfully pursued, this strategy will eventually result in the creation of additional and sustainable share value.

Our short term incentive plan will reward executives for the achievement of milestones which are critical to our business strategy, coupled with cost cutting and other ways of improving our operating efficiency.  Bonuses will only be paid to the extent objectives are achieved and the operating performance of the Company so warrants.

Awards outstanding under the long term incentive plan currently consist of stock options, as well as restricted stock.  In future years, we may also make grants of other equity based awards.  The long term incentive plan is designed to reward executives for increasing long term share value.  This will be accomplished by the successful execution of the Company’s business objectives, coupled with the consistent achievement of profitability goals.  The long term incentive plan will keep executives focused on both revenue and profit growth, and it can potentially be a very significant source of compensation for executive officers in the long term.

How We Determine to Pay What We Pay

Our cash compensation policy is based on:

·	The Company’s philosophy of providing significant pay at risk

·	Internal equity

·	Individual and corporate performance

In setting base pay, the Compensation Committee pays at a level which is necessary to attract and retain the level of talent it needs.  Compensation for the Company’s chief executive officer (“CEO”), whose employment with the Company terminated on April 13, 2009, and chief financial officer (“CFO”), whose employment with the Company terminated on June 30, 2009, was first set in their three year employment contracts, entered into on May 23, 2005.  The employment contracts state that the Compensation Committee shall review base pay annually, and make upward adjustments, as it deems appropriate.  The CEO’s salary was set at $500,000, and it stayed at that level since the inception of the employment contract.  The CFO’s salary was set at $275,000 in his employment contract.  In 2007, the Compensation Committee exercised its discretion and raised the CFO’s base pay from $275,000 to $310,000.  These employment agreements expired on June 23, 2008.

Exceptional individual and corporate performance is rewarded via the annual bonus program, and is not reflected in base pay.  The Compensation Committee pays close attention to internal equity when it sets pay.  In particular, it takes into account the relative value of its individual executive officer jobs, as well as the value of the jobs immediately below the executive officer level.  Periodically, the Compensation Committee references base pay practices at public companies of a similar size, to help ensure base pay remains broadly within a competitive range.

In the future, the Compensation Committee intends to set annual cash bonus opportunity by (1) setting predetermined goals connected to the Company’s business strategy, and (2) specifying the amount of bonus which will be paid if the Company achieves some or all of those goals.  In setting the annual cash bonus opportunity, the Compensation Committee will abide by the philosophy that cash bonuses might be substantial if individual and corporate performance reaches predetermined levels.  In recent years, material cash bonuses have not been paid, because corporate performance has not warranted it.

Overall, our cash compensation practices reflect our long held philosophy that annual cash compensation shall consist of (1) base pay at the level to attract and retain the caliber of talent we need and (2) bonus compensation which is entirely performance based.

Our Compensation Committee takes into account several factors in determining the level of long term incentive opportunity to grant to our executive officers.  In 2008, the Compensation Committee took the following factors into account:

·	Individual executive performance;

·	Equity compensation grants which have been granted previously;

·	The effect of equity compensation grants on fully diluted earnings per share;

·	Each executive officer’s portion of the total number of options being granted to employees in fiscal 2008; and

·	The level of grants necessary to keep our executive officers focused and motivated in the coming year.

In considering the level of option grants required to keep our executive officers focused and motivated, the Compensation Committee periodically makes reference to equity compensation practices at similar sized public companies.  However, no effort is made to make grants at a particular percentile of the market range.

In February 2008, the Compensation Committee retained Denver Management Advisors, Inc. to provide market data and recommendations to the Compensation Committee regarding compensation for executive officer positions.

Policy for Allocating Between Long Term and Current Compensation

Our policy for allocating between long term and current compensation for our executive officers is as follows:

·
We expect that in the long run the bulk of total compensation paid to executive officers will come from stock options and other equity based long term incentives.  Executive officers would only enjoy rewards to the extent they create commensurate value for stockholders.  This would be in keeping with our philosophy of utilizing executive compensation to create sustained increases in value for our stockholders.

·
We recognize that to create sustainable increases in share value, increases in growth and profitability are necessary.  Accordingly, it is our intention to provide competitive cash bonus opportunities.  However, annual bonuses will only be paid to the extent short term objectives are achieved or exceeded.

·	Finally, we recognize that in order to attract and retain the kind of talent necessary to build share value, we must pay competitive base salary and benefits.

Benchmarking of Compensation

Our compensation philosophy does not include an effort to pay executive officers at a particular percentile of the market range.  Accordingly, we did not select a group of peer companies with an eye toward using their executive officer pay as a benchmark against which to set our compensation.  As stated above, we take several factors into account in determining base pay, short term incentive opportunity, and long term incentive opportunity, including individual and corporate performance, changes in position responsibility, and internal equity.

Nevertheless, we understand that there are several companies which are competitors for executive officer talent, and we view it as useful to examine their pay practices from time to time.  In the course of determining cash compensation for our executive officers in 2008, we looked at publicly traded gaming companies.  For purposes of determining long term incentive grants, we looked at practices in a wide variety of companies, both in and outside of the industry.  For the limited purpose of the analysis set forth below, the compensation paid to the executive officers of these positions is referred to as “market”.

Based on our review of the data, it appeared that all of our executive officers, other than our former CEO, were at, or slightly below, the midpoint of the market range, when base salary, bonus opportunity, and long term incentives were taken into account.

Long Term Incentive Opportunity – Basis for Reward and Downside Risk

To date, the Compensation Committee has awarded stock options and restricted stock under our 1998 Stock Option Plan, 2004 Stock Option Plan and the 2005 Equity Incentive Plan.  The Compensation Committee may consider using other equity based incentives in the future.  Options bear a relationship to the achievement of our long term goals in that they increase in value as our stock increases in value.

Our executive officers are exposed to downside risk through the shares of the Company they own outright and/or through the options they hold.  Declines in the stock price will result in the shares they hold outright becoming less valuable, and the options becoming less valuable, or worthless.

The Compensation Committee carefully evaluates the cost of options and restricted stock it grants to its executive officers, in terms of their impact on fully diluted earnings per share.  The Compensation Committee will continue to evaluate the cost of options and other forms of equity compensation against the benefit those vehicles are likely to yield in building sustainable growth in stockholder value.

Equity Grants and Market Timing

We do not grant options in coordination with the release of material, non-public information, and we do not intend to adopt such a practice in the future.  During 2008, annual awards of stock options to our executive officers and key employees were usually made at regularly scheduled Compensation Committee meetings.  Exceptions would include grants made to new hires, grants made as a result of promotions, and other extraordinary circumstances.

We have properly accounted for all of our option grants.  When we award options and set the exercise price, the exercise price is based on the fair market value of our stock on the grant date.  Our 2005 Equity Incentive Plan defines “fair market value” as the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of stock are listed, or on the NASDAQ Stock Market (if shares are regularly quoted on the NASDAQ Stock Market), or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company or as determined by the Compensation Committee in a manner consistent with the provisions of the Code.

Specific Forms of Compensation and the Role of Committee Discretion

In the past, the Compensation Committee has retained the discretion to review executive officer base pay, and to make increases based on executive performance and market norms.  The Compensation Committee has also recommended increases when executives have been promoted, or their responsibilities have otherwise been expanded.  In addition, the Compensation Committee has retained the discretion to make long term incentive grants based on several factors detailed in this Compensation Discussion and Analysis.  The Compensation Committee intends to retain the discretion to make decisions about executive officer base compensation and certain levels of stock option grants and restricted stock grants without predetermined performance goals or metrics.

The Compensation Committee retains its right to make future grants of options, restricted stock, or other equity compensation based on Company and individual performance.  At this time, it has not been determined whether it would exercise discretion to increase or reduce the size of an award or payout if the performance goals are met, or pay all or any portion of an award or payout despite the performance goals not being met.

In the past, the Compensation Committee has retained the discretion to pay individual bonuses to the Chief Executive Officer and Named Executive Officers, based on corporate and individual performance.  The determination whether a bonus was paid, as well as the amount, was left to the discretion of the Compensation Committee.  The Chief Compliance Officer was paid $10,000 for her 2006 individual performance.  No bonuses were paid to the Chief Executive Officer or to Named Executive Officers with respect to the 2008 or 2007 fiscal years.

In the future, the Compensation Committee intends to set predetermined goals, as well as predetermined bonus amounts for achieving such goals.  These goals will be set as early as possible in the fiscal year for which the bonus is to be paid.

How Individual Forms of Compensation are Structured and Implemented to Reflect the Named Executive Officers’ Individual Performance and Contribution.

We are engaged in a concerted strategic effort to increase revenue, profit, and operating efficiency.  The CEO and the Named Executive Officers work as a team to accomplish these goals.  Their base pay, annual bonus opportunity, and respective long term incentive opportunity reflect their individual contribution to the Company and market practices.

In July 2008, the CFO received an option grant for 50,000 shares which vest over a three year period and the Chief Compliance Officer received an option grant for 12,500 shares which vest over three years.  These grants were made pursuant to the Company’s 2005 Equity Incentive Plan, as amended.  The amount of each individual grant reflects the Compensation Committee’s assessment of each individual’s contribution.  As of the end of fiscal 2008, none of the July 2008 option grants were in the money.

Policies and Decisions Regarding Adjustment or Recovery of Awards or Payments if Relevant Performance Measures are Restated or Adjusted

We have not previously needed to adjust or recover awards or payments because relevant performance measures were restated or adjusted.  If this occurred, we expect that we would take steps legally permissible to adjust or recover awards or payments in the event relevant performance measures upon which they were based were restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

Factors Considered in Decisions to Increase or Decrease Compensation Materially

During the tenure of the current Compensation Committee, the Company has not previously materially increased or decreased compensation.  We expect that the primary factor we would consider in such a case is a clear, sustained market trend.

Impact that Amounts Received or Realizable From Previously Earned Compensation Have on Other Compensation

We maintain no compensation plan programs where gains from prior compensation would directly influence amounts currently earned.  The only factor where gains from prior awards are considered is where the Compensation Committee determines the appropriate size of long term incentive grants.

Impact of Accounting and Tax Treatment on Various Forms of Compensation

We take the impact of accounting and tax treatment on each particular form of compensation into account.  Our incentive payments are designed so that they are deductible under Section 162(m) of the Code.  We closely monitor the accounting treatment of our equity compensation plans, and in making future grants, we expect to take the accounting treatment into account.

Ownership Requirements and Policies Regarding Hedging Risk in Company’s Equity Securities

Since a significant ownership stake in the Company by its directors and executive officers leads to a stronger alignment of interests with stockholders, the Board has encouraged stock ownership by non-employee directors and executive officers.  However, there are currently no share ownership guidelines in place.

Our executive officers are not allowed to make a short sale of stock, which we define as any transaction whereby one may benefit from a decline in our stock price.

The Role of Executive Officers in Determining Compensation

In early 2008, our CEO supplied the Compensation Committee with his thoughts on what the personal goals of the Named Executive Officers should be, for purposes of the 2008 annual incentive plan.  The CEO also apprised the Compensation Committee with his assessment of the performance of the Named Executive Officers in 2007, and the Committee took this information into account, among other information, in setting their base pay for 2008.

At the close of 2008, the CEO supplied the Compensation Committee with similar input, regarding 2008 performance of the Named Executive Officers, as well the CEO’s thoughts on individual objectives for the 2009 annual incentive plan.

Other than the input supplied above, neither the CEO nor any Named Executive Officer has played any role in determining executive officer compensation.

Summary Compensation Table

The following table sets forth all information concerning the compensation received, as of December 31, 2008, for services rendered to us by David P. Hanlon, our former chief executive officer, Ronald J. Radcliffe, our chief financial officer, and each of our three other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

David P. Hanlon (3) Chief Executive Officer	2008	500,000		-	-	-	30,875	530,875
	2007	500,000		-	109,411	389,762	9,000	1,008,173
	2006	500,000		-	529,633	1,377,829	8,800	2,416,262

Cliff A. Ehrlich President and Gen. Mgr. – MRMI	2008	178,077		-	-	49,854	7,123	235,054

Ronald J. Radcliffe (4) Chief Financial Officer	2008	310,000		-	-	169,902	9,200	489,102
	2007	295,596		-	-	324,766	9,000	629,362
	2006	275,000		-	-	352,269	8,800	636,069

Hilda Manuel (5) Sr. VP for Native American Affairs	2008	180,000		-	-	69,333	5,200	254,533
	2007	180,000		10,000	-	146,272	5,400	341,672
	2006	160,192		-	-	159,724	2,000	321,916

Charles Degliomini Senior Vice President of Governmental Relations and Corporate Communications	2008	220,000	(6)	-	-	174,274	-	394,274

(1)
These amounts represent the dollar amount recognized for financial reporting purposes for the years ended December 31, 2008, December 31, 2007 and December 31, 2006, as applicable, for the value of prior year and current year grants of restricted stock and stock options allocable to that year and are computed in accordance with SFAS No. 123R.  Please see Notes B and I to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2008 for more information on these issues.

(2)
These amounts reflect the Company matching contributions associated with amounts contributed by the individuals to our 401(k) benefit plan and the cost of a life insurance policy for Mr. Hanlon in 2008.  See Note L to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2008 for more information on the 401(k) plan.

(3)	On April 13, 2009, Mr. Hanlon entered into a separation agreement with the Company pursuant to which Mr. Hanlon’s employment with the Company terminated as of April 13, 2009.

(4)	On April 14, 2009, Mr. Radcliffe tendered his resignation, effective June 30, 2009. Mr. Radcliffe and the Company entered into a separation agreement with respect to Mr. Radcliffe’s resignation.

(5)	On April 30, 2009, Ms. Manuel entered into a separation agreement with the Company pursuant to which Ms. Manuel’s employment with the Company terminated as of April 30, 2009.

(6)	Represents payments made to Mr. Degliomini pursuant to a consulting agreement.

Grant of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards made by us as of December 31, 2008, to each of the named executive officers:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($) (1)
David P. Hanlon	-	-	-	-

Ronald J. Radcliffe	7/21/08	50,000	2.98	116,500

Hilda Manuel	7/21/08	12,500	2.98	29,125

Charles Degliomini	-	-	-	-

Cliff A. Ehrlich	-	-	-	-

(1)
These amounts reflect the aggregate grant date fair value of options granted in the year ended December 31, 2008 under our 2005 Equity Incentive Plan, as amended, computed in accordance with SFAS No. 123R.  Please see Notes B and I to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2008 for more information.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

On May 23, 2005, we entered into an employment agreement with David P. Hanlon which set forth terms and provisions governing Mr. Hanlon’s employment as our former Chief Executive Officer and President.  This agreement provided for an initial term of three years at an annual base salary of $500,000.  In addition, Mr. Hanlon was entitled to participate in any annual bonus plan or equity based incentive programs maintained by us for our senior executives.  In connection with his employment, Mr. Hanlon received an option grant of a 10-year non-qualified stock option to purchase 1,044,092 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan, as amended, subject to stockholder approval, at an exercise price per share of $3.99, vesting 33% 90 days following the grant date, 33% on the first anniversary of the grant and 34% on the second anniversary of the grant, which approval was received on August 17, 2005.  We also granted Mr. Hanlon 261,023 restricted shares, pursuant to our 2005 Equity Incentive Plan, as amended, vesting 33% on the grant date, 33% on the first anniversary of grant, and 34% on the second anniversary of the grant.  We agreed to provide certain benefits to Mr. Hanlon, including maintaining a term life insurance policy on the life of Mr. Hanlon in the amount of $2,000,000 and reimbursement for relocation expenses and expenses for temporary housing.

On May 23, 2005, we entered into an employment agreement with Ronald J. Radcliffe which set forth terms and provisions governing Mr. Radcliffe’s employment as our Chief Financial Officer.  This agreement provided for an initial term of three years at an annual base salary of $275,000.  In addition, Mr. Radcliffe was entitled to participate in any annual bonus plan or equity based incentive programs maintained by us for our senior executives.  In connection with his employment, Mr. Radcliffe received an option grant of a 10-year non-qualified stock option to purchase 150,000 shares of our Common Stock pursuant to our 2005 Equity Incentive Plan, as amended, subject to stockholder approval, at an exercise price per share of $3.99, vesting 33% 90 days following the grant date, 33% on the first anniversary of the grant and 34% on the second anniversary of the grant, which approval was obtained on August 17, 2005.

On May 23, 2008, we entered into amendments to the employment agreements with Mr. Hanlon and Mr. Radcliffe, pursuant to which the initial term of each agreement was extended from May 23, 2008 to June 23, 2008.  The agreements expired on June 23, 2008.

On April 13, 2009, Mr. Hanlon entered into a separation agreement with the Company (the “Hanlon Separation Agreement”) pursuant to which Mr. Hanlon’s employment with the Company terminated as of April 13, 2009.  The Hanlon Separation Agreement provides that Mr. Hanlon was to be paid a lump sum payment of $100,000.  In addition, the Hanlon Separation Agreement provides for the extension of the expiration dates of options to purchase common stock previously granted to Mr. Hanlon.  Mr. Hanlon will continue to receive health insurance through the end of 2009.  Under the terms of the Hanlon Separation Agreement, Mr. Hanlon has provided the Company with a general release from any and all claims related to his employment.  Further, until January 13, 2010, Mr. Hanlon has agreed not to compete with the Company in the State of New York or any other jurisdiction that directly competes with the Company.  The Hanlon Separation Agreement also includes confidentiality, non-disparagement and non-disclosure obligations.  In connection with the Hanlon Separation Agreement, the Company entered into a consulting agreement with Mr. Hanlon pursuant to which Mr. Hanlon will provide consulting services to the Company with respect to historical Company and predecessor issues for a period of nine months.  Mr. Hanlon will be paid an aggregate of $100,000 for his consulting services in equal monthly payments.

On April 16, 2009, the Company entered into an agreement a Separation and Release Agreement with Mr. Radcliffe, dated as of April 14, 2009 (the “Radcliffe Separation Agreement”) in connection with Mr. Radcliffe’s resignation effective June 30, 2009.  The Radcliffe Separation Agreement, provides that Mr. Radcliffe was to be paid a lump sum payment not later than April 25, 2009 in the amount of fifty-one thousand six hundred sixty-seven dollars ($51,667), representing two month’s salary.  In addition, the Radcliffe Separation Agreement provides for the extension of the expiration dates of options to purchase common stock previously granted to Mr. Radcliffe for three years from June 30, 2009.  Under the terms of the Radcliffe Separation Agreement Mr. Radcliffe has provided the Company with a general release from any and all claims related to his employment.  Further, until March 30, 2010, Mr. Radcliffe has agreed not to compete with the Company in the State of New York or any other jurisdiction that directly competes with the Company.  The Radcliffe Separation Agreement also includes confidentiality, non-disparagement and non-disclosure obligations.  Mr. Radcliffe has agreed to make himself available to consult with the Company after June 30, 2009 on a per diem basis.

On June 29, 2009, the Company entered into an employment agreement with Charles Degliomini, to continue to serve as the Company’s Executive Vice President (the “Degliomini Agreement”).  The Degliomini Agreement provides for a term ending on June 29, 2012 (the “Degliomini Term”) unless Mr. Degliomini’s employment is terminated by either party in accordance with the provisions thereof.  Mr. Degliomini is to receive a base salary at the annual rate of $225,000 for the first year of the Degliomini Term, $243,500 for the second year of the Degliomini Term and $250,000 for the third year of the Degliomini Term and such incentive compensation and bonuses, if any, (i) as the Compensation Committee of the Board of Directors in its discretion may determine, and (ii) to which the Mr. Degliomini may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which he is a participant.  The first year salary represents a pay reduction of 10% from the previously agreed upon salary for Mr. Degliomini, consistent with the salary reduction imposed upon all employees.  As an additional incentive for entering into the agreement, Mr. Degliomini received an option to purchase 300,000 shares of the Company’s common stock on April 23, 2009 pursuant to the Company’s 2005 Equity Incentive Plan.  In the event that the Company terminates Mr. Degliomini's employment with Cause (as defined in the Degliomini Agreement) or Mr. Degliomini resigns without Good Reason (as defined in the Degliomini Agreement), the Company's obligations are limited generally to paying Mr. Degliomini his base salary through the termination date.  In the event that the Company terminates Mr. Degliomini's employment without Cause or Mr. Degliomini resigns with Good Reason, the Company is generally obligated to continue to pay Mr. Degliomini's compensation for the lesser of (i) 18 months or (ii) the remainder of the term of the Degliomini Agreement and accelerate the vesting of the options granted in contemplation of the Degliomini Agreement, which options shall remain exercisable through the remainder of its original 5 year term.  In the event that the Company terminates Mr. Degliomini's employment without Cause or Mr. Degliomini resigns with Good Reason on or following a Change of Control (as defined in the Degliomini Agreement), the Company is generally obligated to continue to pay Mr. Degliomini's compensation for the greater of (i) 24 months or (ii) the remainder of the term of the Degliomini Agreement and accelerate the vesting of the options granted in contemplation of the Degliomini Agreement, which options shall remain exercisable through the remainder of its original 5 year term.

 On June 29, 2009, the Company also entered into an employment agreement with Clifford Ehrlich, to continue to serve as the President and General Manager of Monticello Raceway Management, Inc., the Company’s operating subsidiary (the “Ehrlich Agreement”). The Ehrlich Agreement provides for a term ending on June 29, 2012 (the “Ehrlich Term”) unless Mr. Ehrlich’s employment is terminated by either party in accordance with the provisions thereof.  Mr. Ehrlich is to receive a base salary at the annual rate of $225,000 for the first year of the Ehrlich Term, $243,500 for the second year of the Ehrlich Term and $250,000 for the third year of the Ehrlich Term and such incentive compensation and bonuses, if any, (i) as the Compensation Committee of the Board of Directors in its discretion may determine, and (ii) to which the Mr. Ehrlich may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which he is a participant.  The first year salary represents a pay reduction of 10% from the previously agreed upon salary for Mr. Ehrlich, consistent with the salary reduction imposed upon all employees.  As an additional incentive for entering into the agreement, Mr. Ehrlich received an option to purchase 300,000 shares of the Company’s common stock on April 23, 2009 pursuant to the Company’s 2005 Equity Incentive Plan.  In the event that the Company terminates Mr. Ehrlich's employment with Cause (as defined in the Ehrlich Agreement) or Mr. Ehrlich resigns without Good Reason (as defined in the Ehrlich Agreement), the Company's obligations are limited generally to paying Mr. Ehrlich his base salary through the termination date.  In the event that the Company terminates Mr. Ehrlich's employment without Cause or Mr. Ehrlich resigns with Good Reason, the Company is generally obligated to continue to pay Mr. Ehrlich's compensation for the lesser of (i) 18 months or (ii) the remainder of the term of the Ehrlich Agreement and accelerate the vesting of the options granted in contemplation of the Ehrlich Agreement, which options shall remain exercisable through the remainder of its original 5 year term.  In the event that the Company terminates Mr. Ehrlich's employment without Cause or Mr. Ehrlich resigns with Good Reason on or following a Change of Control (as defined in the Ehrlich Agreement), the Company is generally obligated to continue to pay Mr. Ehrlich's compensation for the greater of (i) 24 months or (ii) the remainder of the term of the Ehrlich Agreement and accelerate the vesting of the options granted in contemplation of the Ehrlich Agreement, which options shall remain exercisable through the remainder of its original 5 year term.

Outstanding Equity Awards as of December 31, 2008

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2008:

	Option Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price ($)	Option Expiration Date
David P. Hanlon	7,500	-	7.00	8/4/13 (1)
	5,000	-	11.97	3/23/14 (2)
	10,000	-	8.51	1/6/15 (3)
	1,044,092	-	3.99	4/13/12 (4)

Ronald J. Radcliffe	120,000	-	3.99	6/30/12 (5)
	60,000	-	5.53	6/30/12 (6)
	26,667	13,333	7.40	6/30/12 (10)
	16,667	33,333	2.98	6/30/12 (12)

Hilda Manuel	30,000	-	8.26	4/30/12 (8)
	8,500	-	6.75	4/30/12 (7)
	33,334	-	5.53	4/30/12 (9)
	3,333	6,667	8.74	4/30/12 (11)
	4,167	8,333	2.98	4/30/12 (12)

Clifford A. Ehrlich	25,000	-	6.75	12/16/15 (7)
	20,000	10,000	5.53	8/10/16 (13)

Charles Degliomini	50,000	-	6.75	12/16/15 (7)
	25,000	50,000	7.40	5/24/17 (14)

Unless otherwise noted, option grants have a term of ten years.  Grants to Mr. Hanlon prior to May 23, 2005 were made to him in his capacity as a Director.

(1)	Granted and vested 8/5/03.

(2)	Granted and vested 3/24/04.

(3)	Granted and vested 1/7/05 – five year term.

(4)	Grant date 5/23/05 effective upon stockholder approval received on 8/17/05; vesting 33% 90 days after grant, 33% one year after grant and 34% two years after grant.

(5)
Total options granted 5/23/05 – 150,000 effective upon stockholder approval received on 8/17/05; vesting 33% 90 days after grant, 33% one year after grant and 34% two years after grant.  Options for 30,000 shares exercised on December 20, 2006.

(6)	Grant date 8/10/06; vesting 33.3% 90 days after grant, 33.3% one year after grant and 33.4% two years after grant.

(7)	Grant date 12/16/05; vesting 33.3% one year after grant, 33.3% two years after grant and 33.4% three years after grant.

(8)	Grant date 3/18/05; vesting one year after grant.

(9)	Grant date 8/10/06; vesting 33.3% 90 days after grant, 33.3% one year after grant and 33.4% two years after grant.

(10)	Grant date 5/24/07; vesting 33.3% on date of grant, 33.3% one year after grant and 33.4% two years after grant.

(11)	Grant date 1/30/07; vesting 33.3% one year after grant, 33.3% two years after grant and 33.4% three years after grant.

(12)	Grant date 7/21/08; vesting 33.3% 90 days after grant, 33.3% one year after grant and 33.4% two years after grant.

(13)	Grant date 8/10/06; vesting 33.3% one year after grant; 33.3% two years after grant and 33.4% three years after grant.

(14)	Grant date 5/24/07; vesting 33.3% one year after grant; 33.3% two years after grant and 33.4% three years after grant.

Option Exercises and Stock Vested

The following table sets forth information concerning the exercising of stock options of each of the named executive officers as of December 31, 2008:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
David P. Hanlon	-	-	-	-

Ronald J. Radcliffe	-	-	-	-

Charles Degliomini	-	-	-	-

Clifford A. Ehrlich	-	-	-	-

Hilda Manuel	-	-	-	-

Director Compensation

Directors who are also our officers are not separately compensated for their service as directors.  Our non-employee directors received the following aggregate amounts of compensation as of December 31, 2008.

Name	Fees Paid in Cash ($)	Option Awards ($)		Total ($)
John Sharpe	56,500	22,445	(1)(2)	78,945
Bruce Berg (6)	2,000	51,976	(1)(3)	53,976
Ralph J. Bernstein	-	-		-
Frank Catania	26,500	22,445	(1)(2)	48,945
Paul A. deBary	46,750	22,445	(1)(2)	82,662
		13,467	(1)(4)
Robert H. Friedman	13,500	22,445	(1)(2)	35,945
Richard L. Robbins	27,000	22,445	(1)(2)	49,445
James Simon	27,000	22,445	(1)(2)	49,445
Kenneth Dreifach (7)	-	32,063	(1)(5)	32,063

(1)
Grant date aggregate fair value of options granted in the year ended December 31, 2008 under our 2005 Equity Incentive Plan, as amended, computed in accordance with SFAS No. 123R.  Please see Notes B and I to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2008 for more information.

(2)	Grant date 1/15/08; securities underlying options – 10,000 with 10 year term and 15,000 with a 5 year term.

(3)	Grant date 7/02/08; securities underlying options – 15,000 with 10 year term and 7,500 with a 5 year term.

(4)	Grant date 1/15/08; securities underlying options – 15,000 with 10 year term.

(5)	Grant date 11/10/08; securities underlying options - 15,000 with 10 year term and 3,750 with a 5 year term.

(6)	Bruce Berg joined the Board on July 2, 2008.

(7)	Kenneth Dreifach joined the Board on November 11, 2008.

Cash Compensation

During 2008, each non-employee member of the Company’s Board of Directors received $1,000 per meeting attended in person and $500 per meeting attended telephonically.  Directors that also serve on committees of the Board of Directors receive an additional $1,000 per committee meeting attended in person and $500 per meeting attended telephonically.  The chairman of the audit committee receives an additional annual payment of $25,000.

Stock Compensation

Each non-employee member of the Company’s Board of Directors receives an annual grant of options to purchase 25,000 shares of the Company’s Common Stock at the Common Stock’s then current fair market value, and since August 2003 each newly elected or appointed non-employee director received a one time grant of an option to purchase 15,000 shares of the Company’s Common Stock at the Common Stock’s then current fair market value.  For 2008, Ralph J. Bernstein waived his right to receive such options.  All stock options granted to the members of the Company’s Board of Directors vest immediately, except for the options issued in lieu of the annual cash compensation in 2008, where such options vested 25% on the grant date, 25% three months after the grant date, 25% six months after the grant date and 25% nine months after the grant date.  The chairman of the audit committee receives an additional annual grant of an option to purchase 15,000 shares of the Company’s Common Stock.

Chairman Compensation

On May 23, 2005, the Company’s Board of Directors ratified the compensation committee’s approval of compensation of $50,000 per year for the position of non-executive Chairman of the Board and a grant of an option to purchase 50,000 shares of the Company’s Common Stock vesting immediately with a term of 10 years at the initiation of service for any new non-executive Chairman of the Board.  John Sharpe, who became the Company’s Chairman of the Board on such date, abstained from all votes of the Board of Directors related to the establishment of this compensation.  On March 20, 2009, the Company received notice from John Sharpe of his resignation from his positions as a member and Chairman of the Board of the Company, effective immediately.

Compensation Committee Interlocks and Insider Participation

There were no transactions between any member of the Compensation Committee and the Company during the fiscal year ended December 31, 2008.  No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during fiscal 2008.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Members:
Nancy Palumbo, Chairperson
James Simon
Paul A. deBary

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information concerning beneficial ownership of our capital stock outstanding at September 30, 2009 by:  (i) each stockholder known to be the beneficial owner of more than five percent of any class of the Company’s voting securities then outstanding; (ii) each of our directors; (iii) each of our “named executive officers” as defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act; and (iv) our current directors and executive officers, as a group.

The information regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the SEC.  Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right.  The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series E Preferred Stock Beneficially Owned
	Shares		Percentage	Shares	Percentage	Shares	Percentage
Officers
Joseph E. Bernstein	1,586,229	(2)	3.9%	--	--	--	--

Joseph A. D’Amato	--		--	--	--	--	--

Charles Degliomini	247,769	(3)	*	--	--	--	--

Clifford A. Ehrlich	155,000	(4)	*	--	--	--	--

David P. Hanlon	1,066,592	(5)	2.5%	--	--	--	--

Hilda Manuel	70,167	(6)	*	--	--	--	--

Ronald J. Radcliffe	270,000	(7)	*	--	--	--	--

Directors
Au Fook Yew	--		--	--	--	--	--

Ralph J. Bernstein	2,548,243	(8)	6.2%	--	--	--	--

G. Michael Brown	--		--	--	--	--	--

Louis R. Cappelli c/o Cappelli Enterprises, Inc. 115 Stevens Avenue Valhalla, NY 10595	5,449,512	(9)	13.3%	--	--	--	--

Paul A. deBary	317,508	(10)	*	--	--	--	--

Nancy Palumbo	29,583	(11)	*

James Simon	159,520	(12)	*	--	--	--	--

Directors and Officers as a Group	11,900,123		27.4%	--	--	--	--

Kien Huat Realty III Limited c/o Kien Huat Realty Sdn Bhd. 22nd Floor Wisma Genting Jalan Sultan Ismail 50250 Kuala Lumpur Malaysia	6,804,188		16.6%	--	--	--	--

Albert Nasser c/o Patterson, Belknap, Webb & Tyler 1133 Avenue of The Americas New York, NY 10036	2,781,544	(13)	6.8%	--	--	--	--

Patricia Cohen 6138 S. Hampshire Ct. Windermere, FL 34786	124,610		*	44,258	100%	--	--

Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	--		--	--	--	1,551,213	89.6%

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned		Series E Preferred Stock Beneficially Owned
	Shares	Percentage	Shares	Percentage	Shares	Percentage
Stanley Tollman c/o Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	--	--	--	--	152,817	8.8%

_______________
* less than 1%

(1)
Unless otherwise indicated, the address of each stockholder, director, and executive officer listed above is Empire Resorts, Inc., c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, New York 12701.

(2)
Consists of (i) 1,332,229 shares of Common Stock owned directly by Mr. Bernstein (ii) 2,500 shares of Common Stock held by Mr. Bernstein's wife, Nora Bernstein, as custodian for Mr. Bernstein's children, (iii) 1,500 shares of Common Stock held by Bernstarz LLC (Mr. Bernstein is the sole member of and holds 100% of the membership interests of Bernstarz LLC) and (iv) 250,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(3)	Includes 47,769 shares of Common Stock owned by Fox-Hollow Lane LLC, of which Charles Degliomini is the managing member, and options that are currently exercisable into 200,000 shares of Common Stock.

(4)	Consists of 10,000 shares of Common Stock owned directly by Clifford A. Ehrlich and options that are currently exercisable into 145,000 shares of Common Stock.

(5)
Consists of options that are currently exercisable into 1,066,592 shares of Common Stock.  On April 13, 2009, Mr. Hanlon entered into a separation agreement with the Company pursuant to which Mr. Hanlon’s employment with the Company terminated as of April 13, 2009.

(6)
Consists of options that are currently exercisable into 70,167 shares of Common Stock.  On April 30, 2009 Ms. Manuel entered into a separation agreement with the Company pursuant to which Ms. Manuel’s employment with the Company terminated as of April 30, 2009.

(7)
Consists of options that are currently exercisable into 270,000 shares of Common Stock.  On April 14, 2009, Mr. Radcliffe tendered his resignation, effective June 30, 2009.  Mr. Radcliffe and the Company entered into a separation agreement with respect to Mr. Radcliffe’s resignation.

(8)
Consists of 2,221,243 shares of Common Stock owned directly by Ralph J. Bernstein and options that are currently exercisable or exercisable within sixty days of the date of this proxy statement into 327,000 shares of Common Stock.

(9)
According to a Schedule 13D/A filed by Louis R. Cappelli, LRC Acquisition LLC (“LRC”) and Cappelli Resorts LLC on March 25, 2009, Mr. Cappelli has an indirect ownership interest in an aggregate of 5,374,512 shares consisting of (i) 811,030 shares of Common Stock purchased by LRC on April 29, 2008, (ii) 1,174,512 shares of Common Stock distributed to Cappelli Resorts LLC by Concord, effective as of May 1, 2008, (iii) 811,030 shares of Common Stock purchased by LRC on June 2, 2008, (iv) 811,030 shares of Common Stock purchased by LRC on June 30, 2008, and (v) 1,766,910 shares of Common Stock purchased by LRC on July 31, 2008. Mr. Cappelli has the shared power to dispose of or direct the disposition of 5,374,512 shares of Common Stock held of record by Cappelli Resorts LLC and by LRC.  Mr. Cappelli also holds options that are currently exercisable into 75,000 shares of Common Stock.

(10)
Consists of 82,913 shares of Common Stock owned directly by Paul deBary, 12,595 shares of Common Stock held in an individual retirement account for Mr. deBary’s benefit and options that are currently exercisable or exercisable within sixty days of the date of this proxy statement into 222,000 shares of Common Stock.

(11)	Consists of options that are currently exercisable or exercisable within sixty days of the date of this proxy statement into 29,583 shares of Common Stock.

(12)
Consists of 18,270 shares of Common Stock owned directly by James Simon and options that are currently exercisable or exercisable within sixty days of the date of this Proxy statement into 141,250 shares of Common Stock.

(13)
Based upon information provided to the Company in connection with the Voting Agreement, Mr. Nasser has voting and dispositive power over: (i) 954,994 shares of Common Stock owned by Emerita, S.A., a Panamanian corporation; and (ii) 1,826,550 shares of Common Stock owned by Garland Business Corporation.

CHANGES IN CONTROL

As set forth in the table above, the Investor is the beneficial owner of 6,804,188 shares of Common Stock, or approximately 16.6% of our currently outstanding Common Stock, which were issued to the Investor upon the initial closing of the Investment Agreement on August 19, 2009.  Under the terms of the Investment Agreement, we have agreed to issue to the Investor an additional 27,701,852 shares of Common Stock, subject to and following stockholder approval.  In the event that the KHRL III Share Issuance Sub-Proposals are approved but the required vote in favor of the Certificate Amendment is not obtained, the Investor will be entitled to receive a combination of Common Stock and Preferred Stock in the amounts and upon the terms set forth in the Investment Agreement, as discussed in more detail elsewhere in this proxy statement.  In either case, if the KHRL III Share Issuance Sub-Proposals are approved by our stockholders, upon the closing of the Investment Agreement the Investor would own one share less than 50% of the voting power of the Company (assuming the Investor exercises all Option Matching Rights that it is entitled to exercise as of the closing of the Second Tranche).  Similarly, following any purchase by the Investor pursuant to the Option Matching Right, the Investor will own no more than one share less than 50% of the voting power of the Company, given the issuance of shares upon exercise of the option or warrant that triggered the Option Matching Right.

Additionally, under the terms of the Investment Agreement, the Investor is entitled to recommend three directors whom the Company is required to cause to be elected or appointed to its Board of Directors, subject to the satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Governance Committee of the Board of Directors.  The Investor will be entitled to recommend three directors for so long as it owns at least 24% of the voting power of the Company outstanding at such time, after which the number of directors whom the Investor will be entitled to designate for election or appointment to the Board of Directors will be reduced proportionally to the Investor’s percentage of ownership.  Under the Investment Agreement, for so long as the Investor is entitled to designate representatives to the Company’s Board of Directors, among other things, the Investor will have the right to nominate one of its director designees to serve as the Chairman of the Board of Directors.  Following the closing of the Investment Agreement, which is subject to, among other customary closing conditions, stockholder approval of the KHRL III Share Issuance Sub-Proposals, and until such time as the Investor ceases to own capital stock with at least 30% of the voting power of the Company outstanding at such time, the Board of Directors will be prohibited under the terms of the Investment Agreement from taking certain actions relating to fundamental transactions involving the Company and its subsidiaries and certain other matters without the affirmative vote of the directors designated by the Investor.  See the section of this proxy statement entitled “Proposal One: KHRL III Share Issuance Proposal” for additional information.

The consummation of the transactions contemplated by the Investment Agreement will not constitute a “change of control” under the Indenture.

STOCKHOLDER PROPOSALS

We expect that our 2010 annual meeting of stockholders will be held on or about June 16, 2010.  The SEC has adopted regulations that govern the inclusion of stockholder proposals in the Company's annual proxy materials.  For a stockholder proposal to be included in the proxy statement for the Company’s 2010 annual meeting of stockholders, as applicable, including a proposal for the election of a director, the proposal must have been received by the Company at its principal offices no later than January 15, 2010.  Any notice of stockholder proposals received after that date will be considered untimely.  To be included in our proxy materials, stockholder proposals must also comply with the Company’s bylaws and SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  If we change the date of the 2010 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Special Meeting, stockholder proposals must be received not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made.  In order to curtail any controversy as to the date on which a stockholder proposal was received by the Company, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Empire Resorts, Inc., c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, New York 12701, Attention: Investor Relations.  Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in the Company’s proxy statement.

OTHER MATTERS

As of the date of this proxy statement, our Board of Directors does not know of any matter that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

INCORPORATION BY REFERENCE

 The SEC allows us to “incorporate by reference” information into this proxy statement.  This means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this proxy statement.  Any statement contained in a document that is incorporated by reference into this proxy statement is automatically updated and superseded if information contained in this proxy statement, or information that we later file with the SEC, modifies or replaces the information.  We are incorporating by reference the following items in documents filed by the Company with the SEC:

·	Part II, Items 7, 7A, 8 and 9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008;

·	Part I, Items 1, 2 and 3 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009; and

·	Part I, Items 1, 2 and 3 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

We will provide to each person, including any beneficial owner of our stock, to whom this proxy statement is delivered, a free copy of any or all of the information that has been incorporated by reference into this proxy statement but not delivered with this proxy statement.  Please direct your written request to: Empire Resorts, Inc. c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, New York 12701, Attention: Investor Relations.  A copy of the annual report on Form 10-K for the year ended December 31, 2008 and the quarterly reports on Form 10-Q are also available on the SEC’s Internet site at http://www.sec.gov and on our website at www.empireresorts.com.

Robert H. Friedman
Secretary

October 9, 2009

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

EMPIRE RESORTS, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

EMPIRE RESORTS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.           The name of the corporation is Empire Resorts, Inc.

2.           The Certificate of Incorporation of the Corporation is hereby amended so that Article FOURTH of the Certificate of Incorporation reads as follows:

"FOURTH:  The total number of shares of stock that the Corporation shall have the authority to issue is one hundred million (100,000,000), consisting of ninety-five million (95,000,000) shares of Common Stock, each such share having a par value of $.01, and five million (5,000,000) shares of Preferred Stock, each such share having a par value of $.01. The Board of Directors is expressly authorized to issue Preferred Stock without stockholder approval, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the Delaware General Corporation Law."

3.           The Amendment to the Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the Board of Directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, and by the affirmative vote of the holders of a majority of the Corporation’s outstanding capital stock entitled to vote thereon.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on this ___th day of ___________, 2009.

EMPIRE RESORTS, INC.

By:
Name:
Title:

A-2

APPENDIX B

EMPIRE RESORTS, INC.

SECOND AMENDED AND RESTATED

2005 EQUITY INCENTIVE PLAN

(as amended August 2009)

1.           Purpose of the Plan.

This 2005 Equity Incentive Plan (the “Plan”) is intended as an incentive to retain in the employ of and as directors, consultants and advisors to EMPIRE RESORTS, INC., a Delaware corporation (the “Company”) and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”  Stock granted pursuant to the Plan is hereinafter referred to as “Restricted Stock.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           Administration of the Plan.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), which shall consist of three or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code) serving at the pleasure of the Board.  The Committee, subject to Sections 3, 5, 6, 7 and 8 hereof, shall have full power and authority to designate recipients of Options and grantees of stock appreciation rights (“Stock Appreciation Rights”), Restricted Stock and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units (“Equity Incentives”) and to determine the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan, all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives grants under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives grants under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives grants.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a Special Meeting duly held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock (as hereinafter defined) does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.           Designation of Participants.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) and grantees of Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the “Grantees” and, collectively with the Optionees, the “Participants”) shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Participants, and in determining the number of shares to be covered by each Option granted to Optionees or Stock Appreciation Rights, Restricted Stock or Equity Incentives grants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential.  An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.  A Grantee who has been granted Stock Appreciation Rights, Restricted Stock or Equity Incentives hereunder may be granted additional Stock Appreciation Rights, Restricted Stock or Equity Incentives, if the Committee shall so determine.

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 11 hereof, a total of 10,500,000 shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), shall be subject to the Plan which may be allocated, at the discretion of the Company, between Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives grants.  The maximum number of shares of Stock that may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 2,500,000 (subject to adjustment pursuant to Section 11 hereof) and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives grants at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option, Stock Appreciation Right, Restricted Stock or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future grants under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

a.           Option Price.  The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive Option shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an option granted to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value (as such term is defined below) of such share of Stock on the date the Option is granted.  The exercise price for each Option shall be subject to adjustment as provided in Section 11 below.  “Fair Market Value” means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

b.           Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

c.           Exercisability.  Except as may be provided in Section 11, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

d.           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a  disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given written notice of exercise and has paid in full for such shares and has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

e.           Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

f.           Incentive Option Shares.  A grant of an Incentive Option under this Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (b) if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two year period commencing on the day after the date of the grant of such Incentive Option or within a one year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

6.           Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

7.           Terms and Conditions of Restricted Stock.

a.           Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant shares of Restricted Stock in such amounts and upon such terms and conditions as the Committee shall determine subject to the restrictions described below.

b.           Restricted Stock Agreement. The Committee may require, as a condition to the grant of Restricted Stock, that a Grantee enter into a Restricted Stock agreement, setting forth the terms and conditions of the grant.  In lieu of a Restricted Stock Agreement, the Committee may provide the terms and conditions of a grant in a notice to the Grantee of the grant, on the stock certificate representing the Restricted Stock, in the resolution approving the grant, or in such other manner as it deems appropriate.

c.           Transferability. Except as otherwise provided in this Section 7, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period or periods established by the Committee and the satisfaction of any other conditions or restrictions established by the Committee (such period during which a share of Restricted Stock is subject to such restrictions and conditions is referred to as the "Restricted Period").

During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company's possession the certificate or certificates representing such shares.

d.           Removal of Restrictions. Except as otherwise provided in this Section 7 and Section 17, a share of Restricted Stock covered by a Restricted Stock grant shall become freely transferable by the Grantee upon completion of the Restricted Period, including the passage of any applicable period of time and satisfaction of any conditions to vesting. The Committee, in its sole discretion, shall have the right at any time immediately to waive all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Grantee.

e.           Voting Rights; Dividends and Other Distributions. During the Restricted Period, Grantees holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Committee shall otherwise determine, any other cash dividends and other distributions paid to Grantees with respect to shares of Restricted Stock, including any dividends and distributions paid in shares, shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

f.           Notice of Section 83(b) Election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

8.           Other Equity Incentives or Stock Based Awards.

The Committee may grant Equity Incentives (including the grant of unrestricted shares) to such persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan.  Such awards may entail the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

9.           Change of Control.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting of Restricted Stock and the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

i.           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

ii.           the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

iii.           the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

iv.           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 9, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

10.           Term of Plan.

No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on or after May 23, 2015, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

11.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Furthermore, the adjustments described above shall be made in a manner consistent with Sections 162(m) and 409A of the Code.  Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

12.           Purchase for Investment.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is  acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

13.           Taxes.

a.           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

b.           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code section 83(b).

c.           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

14.           Public Offering.

As a condition of Participation in this Plan, each Participant shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transactions relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters.  The Participants’ obligations under this Section 14 shall apply to any Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

15.           Effective Date of Plan.

The Plan shall be effective on May 23, 2005, provided however that the Plan shall subsequently be approved by majority vote of the Company’s stockholders not later than May 22, 2006.

16.           Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option theretofore granted or any Stock Appreciation Right, Restricted Stock or Equity Incentive grant without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

a.           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 11;

b.           materially increase the benefits accruing to the Participants under the Plan;

c.           materially modify the requirements as to eligibility for participation in the Plan;

d.           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or

e.           extend the term of any Option beyond that provided for in Section 10.

The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive grant theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent.  The Committee may also substitute new Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives for previously granted Options, Stock Appreciation Rights, Restricted Stock or Equity Incentive, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

Notwithstanding the foregoing, it is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules) and the Committee shall exercise its discretion in granting Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives hereunder (and the terms of such grants), accordingly.  The Plan and any grant of an award hereunder may be amended from time to time (without the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

17.           Government Regulations.

The Plan, and the grant and exercise of Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options Stock, Appreciation Rights, Restricted Stock or Equity Incentives, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

18.           General Provisions.

a.           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

b.           Employment Matters.  The adoption of the Plan shall not confer upon any Participant of the Company or any Subsidiary any right to continued employment or, in the case of an Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

c.           Limitation of Liability.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the  Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

d.           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

e.           Non-transferability of Options.  Options and Stock Appreciation Rights are not transferable and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled  thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

f.           No rights as a Stockholder. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

g.           Termination by Death.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

h.           Termination by Reason of Disability.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 30-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

i.           Termination by Reason of Retirement.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s  employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option and Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 30-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

For purposes of this paragraph (i) “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

j.           Other Termination.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right’s term if the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee).  The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

EMPIRE RESORTS, INC.

August 12, 2009

Internet Availability of Proxy Materials
Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. This proxy statement is available at:
http://www.cstproxy.com/empireresorts/specialmeeting2009/.
Please mark your votes like this	☒

PROXY	EMPIRE RESORTS, INC.	PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE KHRL III SHARE ISSUANCE SUB-PROPOSALS, “FOR” THE CERTIFICATE AMENDMENT, “FOR” THE 2005 EQUITY PLAN AMENDMENT AND “FOR” EACH OF THE AU ISSUANCE SUB-PROPOSALS.

Please specify your vote by checking the box below your choice for each of the proposals.

1.
To approve the issuance of 27,701,852 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), to Kien Huat Realty III Limited, a corporation organized under the laws of the Isle of Man (the “Investor”), for consideration of $44 million, pursuant to that certain Investment Agreement, dated August 19, 2009, by and between the Company and the Investor (the “Investment Agreement”), as well as the issuance of any additional shares of Common Stock to the Investor as may be necessary pursuant to certain matching rights provided for under the Investment Agreement (the “KHRL III Share Issuance Proposal”), consisting of the following sub-proposals:

	(A) To approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(b).	FOR ☐	AGAINST ☐	ABSTAIN ☐
	(B) To approve the KHRL III Share Issuance for the purposes of NASDAQ Marketplace Rule 5635(d).	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.
To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the Company’s authorized capital stock from 80,000,000 shares, consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock (the “Certificate Amendment”).
		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.
To approve an amendment of the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”) to increase the number of shares of our Common Stock subject to the 2005 Equity Incentive Plan by 2,000,000 shares to 10,500,000 shares (the “2005 Equity Plan Amendment”).
		FOR ☐	AGAINST ☐	ABSTAIN ☐

â FOLD AND INSERT IN ENVELOPE PROVIDED â

4.
To approve the grant to Au Fook Yew of an option to purchase 750,000 shares of Common Stock and the issuance of up to 250,000 shares of Common Stock to Mr. Au pursuant to certain matching rights provided for under the Investment Agreement in accordance with the applicable NASDAQ Marketplace Rules (the “Au Issuance Proposal”), consisting of the following sub-proposals:

	(A) To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(b).	FOR ☐	AGAINST ☐	ABSTAIN ☐
	(B) To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(d).	FOR ☐	AGAINST ☐	ABSTAIN ☐
	(C) To approve the Au Issuance for the purposes of NASDAQ Marketplace Rules 5635(c).	FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the Proposals set forth above. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournments of the Special Meeting. If you wish to vote by telephone or via the Internet, please read the directions on the reverse side.

Label Area 4” x 1 1/2”	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2009.
Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EMPIRE RESORTS, INC.

VOTE BY INTERNET OR TELEPHONE QUICK EASY IMMEDIATE

As a stockholder of Empire Resorts, Inc, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on November 9, 2009.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR
Vote Your Proxy by Phone:
Call Toll -Free 1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
		OR	Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

â FOLD AND DETACH HERE AND READ THE REVERSE SIDE â

PROXY
EMPIRE RESORTS, INC.
c/o Monticello Casino and Raceway
Route 17B, P.O. Box 5013
Monticello, New York 12701

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ralph Bernstein, Paul A. deBary and James Simon as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock of Empire Resorts, Inc. (the “Company”) held of record by the undersigned at the close of business on October 6, 2009 at the Special Meeting of Stockholders to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on November 10, 2009, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Special Meeting”), and authorizes and instructs said proxies to vote in the manner directed below.

Approval of the KHRL III Share Issuance Proposal is conditioned upon the approval of each of the KHRL III Share Issuance Sub-Proposals. If stockholder approval for either of the Sub-Proposals is not obtained, the KHRL Share Issuance Proposal will not pass. Likewise, approval of the Au Issuance Proposal is conditioned upon approval of each of the Au Issuance Sub-Proposals. If stockholder approval for any one of the Au Issuance Sub-Proposals is not obtained, the Au Issuance Proposal will not pass.

(Continued, and to be marked, dated and signed, on the other side)